Exhibit 10.28


                                    TWO-TIER

                   NONEXCLUSIVE DISTRIBUTOR AGREEMENT BETWEEN

                              COMSTOR CORPORATION

                                      AND

                              CISCO SYSTEMS, INC.



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                               TABLE OF CONTENTS


ARTICLE I - SCOPE AND TERM OF AGREEMENT........................................3
ARTICLE II - DEFINITIONS ......................................................4
ARTICLE III PURCHASE ORDERS....................................................5
ARTICLE IV - SHIPPING AND DELIVERY OF PRODUCTS.................................6
ARTICLE V - PROPRIETARY RIGHTS AND SOFTWARE LICENSING..........................6
ARTICLE VI - LIMITED WARRANTY PROVISION .......................................7
ARTICLE VII - TRAINING.........................................................7
ARTICLE VIII -TRADEMARKS ......................................................7
ARTICLE IX - INVENTORY BALANCE.................................................8
ARTICLE X - RETURN OF DISCONTINUED/OBSOLETE PRODUCTS & DOA PRODUCTS ...........9
ARTICLE XI - QUALITY ..........................................................9
ARTICLE XII - PATENT AND COPYRIGHT INDEMNITY...................................9
ARTICLE XIII - SUPPORT .......................................................10
ARTICLE XIV - PAYMENT AND INVOICING ..........................................10
ARTICLE XV - CO-OP FUNDS .....................................................11
ARTICLE XVI - REPORTS AND RECORDS ............................................11
ARTICLE XVII -TERMINATION ....................................................11
ARTICLE XVIII - CONFIDENTIALITY ..............................................13
ARTICLE XIX - FORCE MAJEURE...................................................13
ARTICLE XX - EXPORT RESTRICTIONS .............................................14
ARTICLE XXI COMPLIANCE WITH LAWS..............................................14
ARTICLE XXII - LIMITATION OF LIABILITY .......................................14
ARTICLE XXIII - CONSEQUENTIAL DAMAGES WAIVER .................................15
ARTICLE XXIV - VALUE ADDED RESELLER...........................................15
ARTICLE XXV - MISCELLANEOUS ..................................................15
EXHIBIT A: PRODUCTS AND PRICING/PRODUCT SCHEDULES/QUARTERLY GOALS ............18
EXHIBIT B: TERRITORY .........................................................19
EXHIBIT C: MINIMUM TERMS AND CONDITIONS FOR DEALERS ..........................20
EXHIBIT D: THE CISCO-DISTRIBUTOR CO-OP PROGRAM ...............................21
EXHIBIT E: TWO-TIER DISTRIBUTION SUPPORT EXHIBIT .............................22
EXHIBIT F: COMSTOR'S REPORTING REQUIREMENTS ..................................27
EXHIBIT G: U.S. FEDERAL GOVERNMENT SALES......................................28
EXHIBIT H: SUBSIDIARY AGREEMENT ..............................................32
EXHIBIT l: CISCO'S STANDARD WARRANTY..........................................34
EXHIBIT J: GSA SCHEDULE AUTHORIZATION ........................................36


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                  TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

THIS TWO TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT ("Agreement"), dated as of June 15th, 1999 (the "Effective Date"), is between COMSTOR CORPORATION, a Virginia corporation ("COMSTOR"), with its principal place of business at 14116 Newbrook Drive, Chantilly, VA 22021, and CISCO SYSTEMS, INC. ("Cisco"), a California corporation with its principal place of business at 170 West Tasman Drive, San Jose, California 95134 -1706.

                              W I T N E S S E T H:

     WHEREAS, COMSTOR desires to purchase certain Products from Cisco from time to time;

     WHEREAS, Cisco desires to sell and license certain Products to COMSTOR in accordance with the terms and conditions set forth in this Agreement; and

     WHEREAS, Cisco desires to appoint COMSTOR as its non-exclusive distributor to market Products within the Territory defined below.

     NOW THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, COMSTOR and Cisco hereby agree as follows:



                    ARTICLE I - SCOPE AND TERM OF AGREEMENT

1.0 Appointment.

Cisco hereby appoints COMSTOR as a non-exclusive distributor of Products in the Territory to Dealers, and COMSTOR hereby accepts that appointment. This Agreement defines the terms and conditions under which COMSTOR may distribute Products. COMSTOR agrees to use its best efforts to distribute Products solely to Dealers in the Territory who sell to other Dealers and End Users also located in the Territory.

1.1 Term of Agreement.

This Agreement shall commence on the date first set above and continue thereafter for a period of one (1) year. This Agreement may be extended for additional one (1) year periods upon mutual written agreement of Cisco and COMSTOR.

1.2 Territory.

COMSTOR agrees not to solicit orders, engage salesmen, establish warehouses or other distribution centers outside of the Territory, except to the extent advertising is placed in a particular advertising media (except catalogs) which is distributed both inside and outside the Territory.

1.3  U.S Federal Government Sales.

Cisco hereby grants COMSTOR, and COMSTOR hereby accepts, the non-exclusive right to distribute Cisco Products to resellers and system integrators in support of specific federal government contract opportunities.

The additional obligations of Cisco and COMSTOR for such U.S. federal government sales are outlined in Exhibit G of this Agreement.

Attached hereto as Exhibit J, sets forth the terms under which Cisco Products may be sold under Comstor's General Services Administration ("GSA") Multiple Award Schedule ("MAS") contract.

Cisco will accept only the federal government contract flowdown provisions identified in Exhibit G, Attachment 2, in any purchase order from COMSTOR. Cisco will not accept any other flowdown provisions


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including, but not limited to, Federal Acquisition Regulation ("FAR"),
Department of Defense ("DOD") FAR Supplement ("DFARS"), or NASA FAR Supplement ("NFS") provisions. Any such flowdown provisions on COMSTOR's purchase orders or supplementary documentation not specifically identified on Exhibit G are invalid, notwithstanding Cisco's acceptance of such purchase orders or supplementary documentation.



                            ARTICLE II - DEFINITIONS

Definitions. The following definitions shall apply to this Agreement.

     (a) "Applicable Specification" shall mean the functional performance, operational and compatibility characteristics of a Product agreed upon in writing by the parties or, in the absence of an agreement, as described in applicable Documentation.

     (b) "Bug Fix" means an error correction, patch or workaround for the Software which is provided by Cisco to COMSTOR in response to COMSTOR's request, or which Cisco chooses to provide to COMSTOR.

     (c) "Dealer" means an authorized reseller or value added reseller of COMSTOR who has entered into a written contract with COMSTOR containing at a minimum the terms and conditions set forth at Exhibit C, and meeting Cisco's then-current guidelines for Dealers.

     (d) "Documentation" shall mean user manuals, training materials, Product descriptions and specifications, technical manuals, license agreements, supporting materials and other printed information relating to the Products, whether distributed in print, electronic, CD-ROM, or video format, in effect as of the date of the applicable Purchase Order and incorporated therein by reference.

     (e) "End Users" shall mean final retail purchasers or licensees who have acquired Products for their own internal use and not for resale, remarketing or redistribution.

     (f) "Major Release" or "New Release" means a release of Software which is designated by Cisco as a change in the ones digit in the Software version number [(x).x.x].

     (g) "Product(s)" shall mean, individually or collectively as appropriate, hardware, licensed Software, Documentation, developed products, supplies, accessories, and other commodities related to any of the foregoing, listed on Cisco's then current published Wholesale Price List or Global Price List.

     (h) "Services" means any warranty, maintenance, advertising, marketing or technical support and any other services performed or to be performed by Cisco, COMSTOR, or Dealer.

     (i) "Software" means the Cisco software in object code form listed at Exhibit A, and distributed either embedded into the hardware or separate from the hardware, and any Updates or New Releases which COMSTOR receives under this Agreement. Cisco may distribute application or network management Software from time to time which will be addressed in a separate policy and the license which accompanies the Product.

     (j) "Subsidiary" shall mean any affiliated company or other business organization in the United States, in which COMSTOR now or hereafter owns the majority of shares, for so long as a majority of shares of such company or organization is owned by COMSTOR.

     (k)  "Territory" shall be listed at attached Exhibit B.


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                         ARTICLE III - PURCHASE ORDERS

3.1 Preparation of Purchase Orders. From time to time or at COMSTOR's request, Cisco shall inform COMSTOR of new Products available from Cisco including, but not limited to, replacement Products and New Releases. Cisco shall use commercially reasonable efforts to notify COMSTOR, including via electronic posting at least thirty (30) days prior to the date any new Product is to be introduced and shall make such Product available to COMSTOR for distribution no later than the date it is first introduced in the market place.

3.2 COMSTOR may sell only to Dealers who meet Cisco's then-current guidelines for Dealers, as set forth in Exhibit C. COMSTOR is authorized to sell only those Products listed on the Product schedules, as set forth in Exhibit A.

3.3 Issuance and Acceptance of Purchase Orders. COMSTOR may purchase and Cisco shall sell and license to COMSTOR, Products as described below. Cisco grants COMSTOR a license to distribute Software per Article 5.

     (a) COMSTOR shall purchase Products by issuing a written or electronic purchase order indicating specific Products, Cisco's Product number, any internal Product numbers assigned by COMSTOR, quantity, unit price, total extended net purchase price, complete shipping address and instructions, requested delivery dates, and any other special instructions. The terms and conditions of this Agreement prevail regardless of any additional or conflicting terms on the purchase order or other correspondence. Notwithstanding the foregoing, additional or different terms for special promotional transactions may be mutually agreed to in writing by COMSTOR and Cisco's Director of Distribution. All purchase orders must be approved and accepted by Cisco's Customer Service organization in California or other offices as designated in writing by Cisco. Cisco will use commercially reasonable efforts to notify COMSTOR of acceptance or rejection of orders within five (5) working days after receipt of order.

     (b) This Agreement shall not obligate COMSTOR to purchase any Products or services except as specifically set forth in a written purchase order.

     (c) During the term of this Agreement, Cisco may make the Products available for order in and delivery from an alternate central location and/or a Cisco affiliate, if it chooses. In the event that Cisco does so, COMSTOR will order the Products according to the procedures set forth at the time such delivery becomes available. At such time, orders in conformance with Cisco's policies will be shipped according to the availability and expedited leadtimes described in the procedures. Cisco shall have the right to change delivery terms and include additional charges, if any, at the time such alternate order and delivery process is implemented by Cisco.

3.4 Purchase Order Alterations To, or Cancellations. Up to ten (10) days prior to shipment of Products, COMSTOR may request an alteration to or cancellation of a purchase order in order to: (i) change a location for delivery, (ii) modify the quantity or type of Products to be delivered,
     (iii) correct typographical or clerical errors, or (iv) to make a Product configuration change. Any such requests for changes made within ten (10) days of the originally scheduled ship date will be subject to (i) acceptance by Cisco, and (ii) a charge of fifteen percent (15%) of the total invoice amount. Cisco reserves the right to reschedule delivery in cases of configuration or quantity changes.

3.5 Product Shortages. If, for any reason, Cisco's production is not on schedule, Cisco will make commercially reasonable efforts to allocate a fair percentage (as determined by Cisco's VP of Sales) of available products based on COMSTOR's purchase history in the previous six (6) month period.


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                 ARTICLE IV - SHIPPING AND DELIVERY OF PRODUCTS

4.1 Shipment of Products. Shipping dates will be established by Cisco upon receipt of purchase orders from COMSTOR. Cisco shall use commercially reasonable efforts to assign shipping dates as close as practicable to COMSTOR's requested date. Cisco shall not be liable for any damages, direct, consequential, special or otherwise, to COMSTOR or to any other person for delay in delivery or error in filling any orders for any reason whatsoever, provided such commercially reasonable efforts are made by Cisco.

4.2 Title and Risk of Loss and Transportation of Products. Shipping terms shall be FCA, San Jose, California, or other Cisco designated shipping locations (INCOTERMS 1990). Title and risk of loss or damage to Products shall pass to COMSTOR at the time that the Products are delivered to the first common carrier. Cisco shall deliver the Products clearly marked on the Product package with serial number and Product description in machine-readable bar code (employing UPC or other industry standard bar code) to COMSTOR at the location shown on the purchase order. Charges for transportation of the Products shall be paid by COMSTOR. In no event shall Cisco have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Cisco.

4.3 Bad Box. COMSTOR shall have the right to obtain a reasonable quantity of original shipping boxes at no charge within forty-five (45) days to replace boxes that are damaged. If, within forty-five (45) days COMSTOR has not received the replacement boxes which it requested, COMSTOR may request an Return Material Authorization ("RMA") number from Cisco and follow Cisco's then-current RMA procedure. In the event COMSTOR repackages Product(s) pursuant to this clause, Product(s) is/are considered "unopened and in original packaging" and "new and unused condition and in factory sealed boxes".


             ARTICLE V - PROPRIETARY RIGHTS AND SOFTWARE LICENSING

5.1 License. Cisco and its suppliers hereby grants COMSTOR a non-exclusive, non-transferable license to distribute Software, in object code form only, in the Territory solely to Dealers (who may distribute to End Users or other Dealers who distribute to End Users) during the term of this Agreement. COMSTOR shall not make any copies or duplicates of any Software without the prior written consent of Cisco. COMSTOR agrees and guarantees that any Bug Fixes or New Releases distributed per Exhibit E will be distributed under the same terms and conditions as the original Software.

5.2 Title. Cisco and/or its suppliers retain all title to, and, except as expressly licensed herein, all rights to the Software, all copies thereof and all related Documentation and materials. Any invoices of Cisco purporting to cover such items do not convey title to, or patent rights, copyrights or any other proprietary interest in, such items to COMSTOR.

5.3 Restricted Rights. Cisco's software is provided to non-DOD agencies with RESTRICTED RIGHTS and its supporting documentation is provided with LIMITED RIGHTS. Use, duplication, or disclosure by the Government is subject to the restrictions as set forth in subparagraph ( c) of the Commercial Computer Software - Restricted Rights clause at FAR 52.227-19. In the event the sale is to a U.S. DOD agency, the government's rights in software, supporting documentation and technical data are governed by the restrictions in the Technical Data Commercial Items clause at DFARS 252.227-7015 and DFARS Subpart 227.72.


                    ARTICLE VI - LIMITED WARRANTY PROVISION

6.1 Scope of Warranty. This warranty provision includes both a Limited Shelf Life Warranty to Comstor and its Resellers as well as, a Pass Through Limited Warranty to Comstor's Resellers. Cisco hereby represents and warrants that it has not entered into any agreements or commitments which are inconsistent with or in conflict with the rights granted to COMSTOR herein; and that the Products shall be free and clear of all liens and encumbrances.


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6.2  Pass Through of Limited Warranty. Cisco agrees that COMSTOR shall be entitled to pass through to Dealers and End Users of the Products all warranties granted by Cisco, including those set forth in Exhibit I. COMSTOR shall distribute the Products unopened in their original packaging. Cisco ships the Products with Cisco's standard, written limited warranty statement as well as other written terms and information regarding the Products ('documentation"). COMSTOR will not remove such documentation from the Products. COMSTOR will notify its Dealers not to remove such documentation from the Products. The total warranty period shall not exceed one hundred eighty days (180) from the date of shipment from Cisco to COMSTOR or it COMSTOR's Resellers.

6.3 No Other Warranty. COMSTOR shall not make any warranty commitment, whether written or oral, on Cisco's behalf, and will specifically disclaim all warranties on Cisco's behalf, other than the shelf life and the pass-through limited warranties referred to in this Article VI.

6.5 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFIED IN THIS ARTICLE VI, EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. THIS DISCLAIMER AND EXCLUSTION SHALL APPLY EVEN IF THE EXPRESS WARRANTY SET FORTH ABOVE FAILS OF ITS ESSENTIONAL PURPOSE.


                             ARTICLE VII - TRAINING

Cisco shall make available to COMSTOR all training, technical support and other services related to the Products that are currently offered or that may be offered by Cisco. General sales and general technical support or other training for which Cisco requires attendance of COMSTOR shall be provided at no charge to COMSTOR. Specialized training, including but not limited to Cisco Certified Internetworking Engineer, ("CCIE") training, will be available to COMSTOR through Cisco or Cisco training partners at then-current prices of Cisco or its training partners. COMSTOR may use co-op funds, if available, to purchase such training.


                           ARTICLE VIII - TRADEMARKS

8.1 Ownership. COMSTOR concedes and recognizes that Cisco holds all right, title and interest to the trademarks, service marks, or trade names owned, used or claimed now or in the future by Cisco ("Marks").

8.2 License. COMSTOR is permitted to use the name and logo, and other marks of Cisco as are designated by Cisco from time to time in writing for all proper purposes in the sale of Products and the performance of COMSTOR's duties hereunder only so long as this Agreement is in force. COMSTOR's use of such trademark, logo and trade name shall be in accordance with Cisco's written policies in effect during the term of this Agreement , including, but not limited to, trademark usage and advertising policies. COMSTOR agrees not to attach any marks or labels to the Products other than an aesthetically proper label identifying COMSTOR. COMSTOR further agrees not to affix any Cisco trademark, logo or trade name to products other than genuine Products.


                         ARTICLE IX - INVENTORY BALANCE

Inventory Balance. COMSTOR has the option to return to Cisco, for credit, up to ten percent (10%) of the dollar value of Products from the Wholesale Price List shipped to COMSTOR in the preceding ninety (90) period. This limitation on the amount of Products that may be returned does not apply to the return of discontinued or obsoleted products as described in Article X hereof. COMSTOR shall be entitled to return


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Product from the Wholesale Price List once per quarter, provided such returns do not exceed the dollar value limit stated in this section. Cisco shall credit COMSTOR's account in the amount of the price paid by COMSTOR therefor, less any price protection credits issued to COMSTOR related to the Products returned (the "Return Credit"), within thirty (30) days of COMSTOR's invoice for such returned Products, as long as the date of invoice does not precede the date of return. The following requirements must be met by COMSTOR:

(a) The returned Products are in new and unused condition and in factory sealed boxes, and are listed in Cisco's then-current published Wholesale Price List. The phrase "new and unused condition and in factory sealed boxes" is intended to recognize that there may be cartons which are worn and/or have numerous shipping labels printed on, or affixed to, the shipping carton. It is intended that these units will qualify for repurchase as long as the contents are new and unused;

(b) COMSTOR may submit the inventory balance claim between the first and twenty-first calendar days of the following months: February, May, August, and November.

(c) An offsetting order, for different Products, for immediate shipment, unless mutually agreed upon to schedule out, must be submitted at the time of such return, which shall be equal to or greater than the dollar value of the returned Products;

(d) COMSTOR shall bear all shipping and handling charges to the Cisco designated United States site for Products returned for credit;

(e) COMSTOR shall obtain an RMA number prior to returning any Product to Cisco. COMSTOR shall follow Cisco's then-current RMA process; and

(f) COMSTOR reports must be provided to Cisco in accordance with Section 16.3.


      ARTICLE X - RETURN OF DISCONTINUED/OBSOLETE PRODUCTS & DOA PRODUCTS

Return of Discontinued/Obsolete Products. Cisco will use commercially reasonable efforts to notify COMSTOR, including via electronic posting, of Products that are removed from Cisco's then-current published Wholesale Price List ("Obsoleted Products").

Provided COMSTOR provides required reports to Cisco in accordance with Section
16.3 of this Agreement, COMSTOR shall have the right to return Obsoleted Products for full credit under Cisco's then-current RMA process.

COMSTOR must notify Cisco of the quantity of such Products to be returned to Cisco within thirty (30) days of notification of obsolescence by Cisco. Such right to return is contingent upon return by COMSTOR of Obsolete Products within sixty (60) days of such notification by Cisco. Such Products must be in new and unused condition and in factory sealed boxes

Return of DOA Products. Products returned to COMSTOR within sixty (60) days after shipment to End User may be returned to Cisco for credit equal to the net purchase price or license fee of the individual product as paid by COMSTOR. Product returned under warranty after this initial period must be referred to Cisco. During this sixty (60) day period, Cisco shall bear all costs of shipping and risk of loss of DOA and in-warranty Products to Cisco's location to COMSTOR.


                              ARTICLE XI - QUALITY

Quality Control. Prior to shipment, Cisco shall test and inspect Products in accordance with ISO 9001 standards.


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                  ARTICLE XII - PATENT AND COPYRIGHT INDEMNITY

Proprietary Rights Indemnification. Cisco will have the obligation and right to defend and indemnify COMSTOR solely against any final judgement(s) entered or awarded in any such suit by a court of competent jurisdiction or proceeding, or against the amount of any settlements of such claims, suit or proceeding in so far as it is based on a claim that any Product supplied hereunder infringes a United States copyright or an existing United States patent (issued as of the Effective Date). Cisco's obligation specified in this paragraph will be conditioned on COMSTOR's notifying Cisco promptly in writing of the claim and giving Cisco full authority, information, and assistance for the defense and settlement thereof. If such a claim has occurred, or in Cisco's opinion is likely to occur, COMSTOR agrees to permit Cisco, at its option and expense, either to: (i) procure for COMSTOR the right to continue using the Product;
(ii) replace or modify the same so that it becomes non-infringing; or (iii) if neither of the foregoing alternatives is reasonably available, immediately terminate Cisco's obligations (and COMSTOR's rights) under this Agreement with regard to such Products, and, if COMSTOR returns such Product to Cisco as originally delivered by Cisco (except for normal wear and tear) refund to COMSTOR the price originally paid by COMSTOR to Cisco for such Product as depreciated or amortized by an equal annual amount over the lifetime of the Products as established by Cisco.

Cisco has no liability for any claim based upon the combination, operation or use of any Product supplied hereunder with equipment, devices or software not supplied by Cisco. Cisco has no liability for any claim based upon alteration or modification of any Product supplied hereunder.

Notwithstanding any other provisions hereof, Cisco shall not be liable for any claim based on COMSTOR's use of the Products as shipped after Cisco has informed COMSTOR of modifications or changes in the Products required to avoid such claims and offered to implement those modifications or changes, at Cisco's expense, if such claim would have been avoided by implementation of Cisco's suggestions.

THE FOREGOING STATES THE ENTIRE OBLIGATION OF CISCO, AND THE EXCLUSIVE REMEDY OF COMSTOR, WITH RESPECT TO INFRINGEMENT OF PROPRIETARY RIGHTS. THE FOREGOING IS GIVEN TO COMSTOR SOLELY FOR ITS BENEFIT AND IN LIEU OF, AND CISCO DISCLAIMS, ALL WARRANTIES OF NON-INFRINGEMENT WITH RESPECT TO THE PRODUCTS.


                             ARTICLE XIII - SUPPORT

Support shall be provided in accordance with Exhibit E that is incorporated herein


                      ARTICLE XIV - PAYMENT AND INVOICING

Prices for Products. Prices for the Products payable by COMSTOR shall be those specified in Cisco's then current WHOLESALE Price List or Global Price List with applicable discount, as updated from time to time by Cisco. All prices are FCA, San Jose, California, or other Cisco designated shipping locations (INCOTERMS 1990). Prices for the Products may be changed thirty (30) days after written notice to COMSTOR (the "Notice Period"). Purchase Orders received before the Notice Period, and those received during the Notice Period which specify a delivery date within sixty (60) days following the effective date of a price increase will be invoiced to COMSTOR without regard to the price change, provided that COMSTOR may only order quantities of Products not exceeding the average monthly dollar value of COMSTOR's orders for said Products over the preceding three (3) month period. Unless otherwise specified by Cisco, price decreases will apply immediately for all new orders accepted by Cisco following notice of the price decrease.

14.1 Credits to Distributor. In the event any provisions of this Agreement or any other agreement between COMSTOR and Cisco require that Cisco grant credits to COMSTOR's account, Cisco will


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     grant such credit to COMSTOR's account. COMSTOR may not issue debit memos to Cisco. If such credits are not issued by Cisco within forty-five (45) days, COMSTOR will deduct the amount of such credits from any bills/invoices from Cisco upon written notice, which will be acknowledged by Cisco.

14.2 Payment. Except as otherwise set forth herein, any sum due to Cisco pursuant to this Agreement shall be payable net thirty (30) days after shipment. Cisco shall invoice COMSTOR no earlier than the applicable shipping date for the Products covered by such invoice. In the event COMSTOR's account is past due, and with written notice to COMSTOR, Cisco shall have the right to place COMSTOR on credit hold and suspend further shipments. Once COMSTOR's account is brought current, Cisco may require pre-payment for future orders. All payments shall be made in U.S. currency, unless otherwise agreed to in writing by the parties.

14.3 Taxes. The purchase price does not include any federal, state or local taxes, or sales, use, excise, ad valorem, withholding or other taxes or duties that may be applicable to the purchase of Products. When Cisco has the legal obligation to collect such taxes, the appropriate amount shall be added to COMSTOR's invoice and paid by COMSTOR unless COMSTOR provides Cisco with a valid tax exemption certificate prior to issuance of a purchase order. Such certificate must be authorized by the appropriate taxing authority.

14.4 Price Protection. In the event Cisco puts into effect a general price decrease for any Product from the Wholesale Price List, Cisco will provide to COMSTOR a price credit on any such Products on order, in transit or in COMSTOR's inventory as of the effective date of the price decrease, Cisco will credit COMSTOR's account with an amount equal to the number of such units of the Product in COMSTOR's inventory and in transit on the effective date of a price decrease multiplied by the difference between the net price paid and the new net price. COMSTOR will have thirty (30) days from the effective date of the price change to exercise protection under this program by issuing a request for credit memo with supporting documentation to Cisco. Notwithstanding the foregoing, Products on order will receive an automatic retroactive price credit. The only inventoried Products covered under this price protection clause are those duly reported to Cisco in the monthly inventory reports required in Article 16 of this Agreement. Cisco will use commercially reasonable efforts to notify in a timely manner COMSTOR of changes in pricing.

14.5 Invoices. Invoices shall contain (i) Cisco's name and invoice date, (ii) a reference to the Purchase Order, (iii) separate descriptions, unit prices and quantities of the Products actually delivered, (iv) credits (if applicable), (v) shipping charges, (vi) name (where applicable), title, phone number, and complete mailing address of responsible official to whom payment is to be sent.


                            ARTICLE XV - CO-OP FUNDS

Co-Op. Cisco will offer to COMSTOR its then-current standard co-op program and any future programs, designed for Cisco's primary two-tier distributors. COMSTOR will use reasonable efforts to work in cooperation with Cisco to develop a suitable marketing program to support the sale of applicable Products and the development of such program will be contingent upon available funding from Cisco and the selection of mutually agreed promotional vehicles which may include COMSTOR's catalog, telemarketing, training services, etc. There may or may not be a charge associated to participate in said vehicles. Co-op guidelines are attached hereto as Exhibit D.


                       ARTICLE XVI - REPORTS AND RECORDS

16.1 Vendor Reports. Cisco shall, if requested, render monthly reports to COMSTOR setting forth the separate Products, dollars invoiced for each Product, and total dollars invoiced to COMSTOR for the month, and such other information as COMSTOR may reasonably request.

16.2 Records. COMSTOR will keep full, true, and accurate records and accounts, in accordance with generally accepted accounting principles, of each Product distributed. COMSTOR shall, upon fifteen (15) days prior written notice, during regular business hours at COMSTOR's principal place of business, allow Cisco to (i) audit such records, (ii) examine COMSTOR's place(s) of business, and (iii) examine COMSTOR's inventories of Products for the purpose of verifying to the satisfaction of Cisco that COMSTOR is performing its obligations under this Agreement.

16.3 COMSTOR Reports. As identified in Exhibit F and Exhibit G, which are incorporated herein.

16.4 Forecasts. Upon reasonable notice by Cisco, COMSTOR agrees to provide Production planning information for use by Cisco.

16.5 ECCN. Upon request by COMSTOR, Cisco agrees to make available to COMSTOR the Export Control Classification Number (ECCN) for each of Cisco's Products and information as to whether or not any of such Products are classified under the U.S. Munitions list.


                           ARTICLE XVII - TERMINATION

17.1 Termination. Either party may terminate this Agreement, with or without cause, upon giving the other party ninety (90) days prior written notice. In the event that either party materially defaults in the performance of any of its duties or obligations set forth in this Agreement, the other party may give written notice to the defaulting party specifying the default and, if such default is not substantially cured within thirty (30) days after such written notice, the party not in default may terminate this Agreement at that time. Any termination of a particular Subsidiary's rights under this Agreement shall not automatically terminate any other Subsidiary's rights and obligations under this Agreement. Notwithstanding the foregoing, Cisco may terminate this Agreement immediately upon written notice in the event of breach by COMSTOR of Article 5 "Proprietary Rights and Software Licensing", Article 18 "Confidential Information" or Article 20 "Export Restrictions" of this Agreement.

17.2 Termination for Insolvency or Bankruptcy. Either party may immediately terminate this Agreement and any purchase order by giving written notice to the other party in the event of (i) the liquidation or insolvency of the other party, (ii) the appointment of a receiver or similar officer for the other party, (iii) an assignment by the other party for the benefit of all or substantially all of its creditors, (iv) entry by the other party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, or (v) the filing of a meritorious petition in bankruptcy by or against the other party under any bankruptcy or debtors' law for its relief or reorganization.

17.3 Rights and Repurchase of Products Upon Termination. Upon termination of this Agreement:

(a) All rights and licenses of COMSTOR hereunder shall terminate and COMSTOR shall immediately discontinue all representations that it is a Cisco distributor, except for COMSTOR's exercise of its rights which have previously accrued due to the pre-termination transactions between the parties (including but not limited to rights to fulfillment of orders previously placed, compensation for credits previously earned, returns or exchanges of Products previously approved, etc.)

(b) Cisco may, at its option, repurchase from COMSTOR all Products in inventory which are in new and unused condition and in factory sealed boxes. Such repurchase shall be at the original price paid less any deduction for price protection.

(c) COMSTOR shall submit to Cisco within fifteen (15) days after the effective date of termination a list of all the Products owned by COMSTOR as of the effective date of the termination. Upon receipt of such list by Cisco and receipt of notice from Cisco of its exercise of this option, COMSTOR may commence returning Product under Cisco's then-current RMA process. COMSTOR will have up to forty-five (45) days from the effective date of termination to return Products under this section.

(d) After receipt of the Cisco Products from COMSTOR, Cisco will issue a credit to COMSTOR's account. If such credit exceeds amounts due from COMSTOR, Cisco shall remit in the form of a check to COMSTOR the excess within thirty (30) business days of receipt of the Product.

(e) The due date of all monies due either party shall automatically be accelerated such that they become due and payable on the effective date of termination, even if longer terms had been provided previously.

(f) COMSTOR shall immediately return to Cisco all Proprietary Information and data (including all copies thereof) then in COMSTOR's possession or custody or control retaining only sufficient material to fulfill remaining orders and to service the installed base of End Users as mutually agreed upon by Cisco and COMSTOR, including, without limitation: (i) all technical materials and business plans supplied by Cisco to COMSTOR; (ii) all manuals covering the Products; and (iii) any End User, Dealer, or prospect lists provided by Cisco.

(g) Without waiving its right to monies or credits already due to it from Cisco, COMSTOR agrees that, in the event of termination of this Agreement as permitted herein, it shall have no rights to damages or indemnification of any nature, specifically including commercial severance pay, whether by way of loss of future profits, expenditures for promotion of the Products (except where promotion or co-op funds have previously been approved therefor), or other commitments in connection with the business and good will of COMSTOR. COMSTOR expressly waives and renounces any claim to compensation or indemnities for any termination of a business relationship.


                        ARTICLE XVIII - CONFIDENTIALITY

COMSTOR acknowledges that, in the course of selling the Products and performing its duties under this Agreement, it may obtain information relating to the Products and to Cisco which is of a confidential and proprietary nature ("Proprietary Information"). Such Proprietary Information includes, but is not limited to, trade secrets, know how, inventions, techniques, processes, programs, schematics, software source documents, data, Customer lists, financial information and sales and marketing plans which COMSTOR knows or has reason to know is confidential, proprietary or trade secret information of Cisco. COMSTOR shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Proprietary Information, and shall not use such Proprietary Information other than in the course of its duties under this Agreement; nor shall COMSTOR disclose any such Proprietary Information to any third party without the written consent of Cisco.

The obligations of confidentiality set forth herein shall not apply to information which (a) has entered the public domain except where such entry is the result of COMSTOR's breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in COMSTOR's possession; or (c) subsequent to disclosure hereunder is obtained by COMSTOR on a non-confidential basis from a third party who has the right to disclose such information to the Customer.

COMSTOR shall appropriately bind each of its employees to whom such disclosure is made, to hold the Proprietary Information in strict confidence and not to disclose such information to any person other than as is necessary in the course of its employment by COMSTOR.

Cisco acknowledges that, under this Agreement, COMSTOR may provide Point of Sale ("POS") reports, financial information, sales and marketing plans, network design information, customer lists and customer information, and other information of a proprietary and confidential nature ("Confidential Information"). Such confidential information shall be used by Cisco only in connection with this Agreement, except as otherwise provided herein. Cisco shall at all times, during both the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Confidential Information, and shall not disclose such Confidential Information to a third party without COMSTOR's written consent from COMSTOR's authorized management level representative, except as may be required to be disclosed by a governmental authority or regulation. Cisco further agrees to immediately return to COMSTOR all Confidential Information (including copies thereof) in Cisco's possession, custody, or control upon termination of this Agreement at any time and for any reason, except for POS reports or customer lists that Cisco may use for internal business or end user support purposes or government-related purposes.


                          ARTICLE XIX - FORCE MAJEURE

Force Majeure. The term "Force Majeure" shall be defined to include fires or other casualties or accidents, acts of God, shortages of supplies, severe weather conditions, strikes or labor disputes, war or other violence, or any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency.

          (a) A party whose performance is prevented, restricted or interfered with by reason of a Force Majeure condition, other than obligations to pay monies due and owing to Cisco by COMSTOR, shall be excused from such performance to the extent of such Force Majeure condition so long as such party provides the other party with prompt written notice describing the Force Majeure condition and immediately continues performance whenever and to the extent such causes are removed.

          (b) If, due to a Force Majeure condition, the scheduled time of delivery of performance is or will be delayed for more than ninety
          (90) days after the scheduled date, the party not relying upon the Force Majeure condition may terminate, without liability to the other party, any purchase order or portion thereof covering the delayed Products.


                        ARTICLE XX - EXPORT RESTRICTIONS

COMSTOR hereby acknowledges that the Products and technical data supplied by Cisco hereunder are subject to export controls under the laws and regulations of the United States, including the Export Administration Regulations. COMSTOR shall comply with such United States export control laws and regulations applicable to all Products and technical data (including software, processes and services), and, without limiting the generality of this Article, agrees to obtain all licenses, permits or approvals required by any government. Cisco and COMSTOR each agree to provide the other such information and assistance as may reasonably be required by the other in connection with securing such licenses, approvals, and permits, and to take timely action to obtain all required import and export documents.

COMSTOR hereby certifies that none of the Products or technical data supplied by Cisco under this Agreement will be knowingly sold or otherwise transferred to, or made available for use by or for, any military end-user, or in any military end-use located in or operating under the authority of any country identified in Supplement No. 1 to Part 740 of the EAR (The current restricted list is available on Cisco Connection Online (URL; http://www-mfg.cisco.com/wwl/export) without a U.S. license. COMSTOR also certifies that none of the products or technical data supplied by Cisco under this Agreement will be knowingly sold or otherwise transferred to, or made available for use by or for, any entity that is engaged in the design, development, production or use of nuclear, biological or chemical weapons or missiles. COMSTOR agrees to notify Cisco immediately if it obtains any knowledge that the Products will be so misused, as described in the preceding sentence. COMSTOR's obligation under this Article shall survive the expiration or termination of this Agreement for any reason whatsoever.

COMSTOR agrees to maintain a record of sales and re-exports of the Products and technical data and to forward any required records to Cisco or, at Cisco's request, the U.S. Government. In accordance with the EAR, COMSTOR also agrees to permit periodic audits by Cisco, not to exceed two (2) times per calendar year, or the U.S. Government as required to ensure export compliance.

                       ARTICLE XXI - COMPLIANCE WITH LAWS

Each party hereby represents and warrants to the other party that (i) it shall comply with all applicable local and national laws and regulations (including all applicable price discrimination laws), (ii) this Agreement and all of its terms are in full conformance and in compliance with such laws, and (iii) it shall not act in any fashion or take any action which will render the other party liable for a violation of the U.S. Foreign Corrupt Practices Act, which prohibits the offering, giving or promising to offer or give, directly or indirectly, money or anything of value to any official of a government, political party or instrumentality thereof in order to assist it or the other party in obtaining or retaining business.


                     ARTICLE XXII - LIMITATION OF LIABILITY

LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING ELSE HEREIN AND EXCEPT FOR CLAIMS ARISING FROM PERSONAL INJURY, DEATH OR PROPERTY DAMAGE ALLEGEDLY CAUSED BY THE PRODUCTS AND CLAIMS CONTEMPLATED BY ARTICLE XlI, "PATENT AND COPYRIGHT INDEMNITY" HEREOF, ALL LIABILITY OF CISCO UNDER THIS AGREEMENT OR OTHERWISE SHALL BE LIMITED TO THE GREATER OF ONE MILLION DOLLARS ($1,000,000) OR THE VALUE OF THE CISCO PRODUCT WHICH ACTUALLY CAUSED THE CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY.


                  ARTICLE XXIII - CONSEQUENTIAL DAMAGES WAIVER

EXCEPT FOR LIABILITY ARISING OUT OF OR IN CONNECTION WITH COMSTOR'S BREACH OF
SECTION V, "PROPRIETARY RIGHTS AND SOFTWARE LICENSING" AND/OR ANY OTHER BREACH OF CISOCO'S PROPRIETARY RIGHTS HEREUNDER, AND EITHER PARTY'S BREACH OF SECTION XVIII, "CONFIDENTIAL INFORMATION", IN NO EVENT SHALL EITHER PARTY OR THEIR RESPECTIVE SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS, OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN INFORMED OF THE POSSIBILTY THEREOF, TO THE EXTENT SUCH DAMAGES ARE CHARACTERIZED AS CONSEQUENTIAL DAMAGES BY A COURT OF COMPETENT JURISDICTION.


                       ARTICLE XXIV - VALUE ADDED RESELLER

Comtor shall only sell to a value added reseller ("VAR") of Cisco equipment. For the purposes of this Agreement a VAR shall be an entity which is:

     1) A reseller who provides onsite installation and integration services to the end user customer;
     2)   A reseller who provides pre- and post-sales support; and
     3)   A reseller who employs Cisco-trained personnel to provide services in
          (1) and (2); or 4) A reseller who provides significant value to the end user, this does not include financing services provided to the end user customer.

Cisco reserves the right to debit Comstor's account for an additional 25% of the original invoice price ("Uplift") for any sales to an entity that is not a VAR. If an entity is sold to whom is not a VAR then Cisco will notify Comstor, and inform Comstor of the entities non-VAR status. After Comstor has received notification, any future sales to the entity will result in Cisco debiting the uplift to Comstor's account.

In the event of a dispute over the determination of a reseller's VAR status, then Cisco's determination prevails.

                           ARTICLE XXV - MISCELLANEOUS

25.1 Performance of COMSTOR. COMSTOR warrants that it will at no time during the period of this Agreement do, cause, or permit to be done, published, or said, any information, act or thing which is or may be detrimental to the best interests or the business reputation of Cisco.

25.2 Binding Nature, Assignment, and Subcontracting. This Agreement shall be binding on the parties and their respective successors and assigns. COMSTOR may not assign this Agreement without the prior written consent of the other party.

25.3 Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties.

25.4 Headings. The article and section headings used in this Agreement are for reference and convenience only and shall not enter into the interpretation hereof.

25.5 Relationship of Parties. COMSTOR is performing pursuant to this Agreement only as an independent contractor. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between COMSTOR and Cisco. Neither party shall act or represent itself, directly or by implication, as an agent of the other party.

25.6 Notices. Wherever one party is required or permitted to give notice to the other pursuant to this Agreement, such notice shall be deemed given when delivered in hand, overnight courier, or when mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

       In the case of Cisco:                   In the Case of COMSTOR:
       --------------------                    ----------------------
       Cisco Systems, Inc.                     Comstor Corporation
       170 W. Tasman Drive                     14116 Newbrook Drive
       San Jose, CA 95134-1706                 Chantilly, VA 20151
       Attn: Director of                       Attn: Barry Culman, President
       Distribution Channels

       Other notices not specifically described in this Agreement may be submitted via facsimile or electronic mail notification.

       Either party may from time to time change its address for notification purposes by giving the other party written notice of the new address and the date upon which it will become effective.

25.7 Severability. If, but only to the extent that, any provision of this Agreement is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision, to the extent necessary to make it legal and enforceable while preserving its intent.

25.8 Waiver. A waiver by either of the parties of any covenants, conditions or agreements to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained.

25.9 Non-exclusive Market and Purchase Rights. It is expressly understood and agreed that this Agreement does not grant to Cisco or COMSTOR an exclusive right to purchase or sell Products and shall not prevent either party from developing or acquiring or selling competing Products of other vendors or customers.

25.10 Entire Agreement. This Agreement, including any Exhibits and documents referred to in this Agreement or attached hereto, constitutes the entire and exclusive statement of Agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed herein.

25.11 Governing Law. This Agreement shall have California as its situs and shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of laws provisions. The parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods.

25.12 Interest. The parties will use reasonable efforts to resolve outstanding amounts owned. Any sum not paid by COMSTOR after sixty
       (60) days shall be subject to interest until paid at a rate of 1.5% per month (18% per annum), or the maximum rate permitted by law, whichever is less.

25.13 Survival. Articles 5, "Proprietary Rights & Software Licensing", 6, "Pass Through of Limited Warranty", 14.4, "Taxes", 17.3, "Rights and Repurchase of Products Upon Termination", 18, "Confidentiality", 20, "Export Restrictions", 21, "Compliance With Laws", 22, "Limitation of Liability", 23, "Consequential-Damages", and 24, "Miscellaneous", shall survive termination or expiration of this Agreement.

25.14 Subsidiaries. Subsidiaries (if applicable) may purchase Products from Cisco under this Agreement, provided that each such Subsidiary has accepted in writing the terms and conditions of this Agreement and before placing orders and each such Subsidiary, COMSTOR and Cisco must have executed an agreement in the form attached hereto as Exhibit H. COMSTOR hereby guarantees the contractual obligations, and is jointly and severally liable for the financial and other obligations, of any and all Subsidiaries who purchase Products under this Agreement.

IN WITNESS WHEREOF, the parties have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.

CISCO SYSTEMS, INC.                         COMSTOR CORPORATION

By: /s/ Rick Timmins                        By: /s/ Barry A. Culman
   ---------------------------------           ---------------------------------

Name: Rick Timmins                          Name: Barry A. Culman
     -------------------------------             -------------------------------

Title: VP WW Sales Finance                  Title: President
      ------------------------------              ------------------------------

Date:  June 15, 1999                        Date: June 28, 1999
     -------------------------------             -------------------------------

       EXHIBIT A: PRODUCTS AND PRICING/PRODUCT SCHEDULES/QUARTERLY GOALS

1) COMSTOR may purchase Cisco Products as listed in Cisco's then current Wholesale and Global Price List.

[RESERVED to be set after contract execution] -

2)   COMSTOR's Annual Product Sales Out Volume Goals (in US$)

1st QTR           2nd QTR           3rd  QTR         4th QTR           TOTAL
-------           -------           --------         -------           -----

                              EXHIBIT B: TERRITORY

Territory: Dealers within the United States, including Hawaii and Alaska, but excluding U.S. Territories, such as but not limited to Puerto Rico.

              EXHIBIT C: MINIMUM TERMS AND CONDITIONS FOR DEALERS

Each Dealer Agreement will contain the following minimum terms and conditions:

       (1) Territory is no greater than COMSTOR's Territory as defined in Exhibit B.

       (2) Distributor grants a non-transferable, non-exclusive right to Dealer to distribute the Products directly to end users.

       (3) No title to the proprietary rights in any Products or documentation is transferred to Dealer by Cisco or COMSTOR.

       (4) Dealer will not translate, reverse compile or disassemble the Software.

       (5) Dealer will not remove, alter or destroy any form of copyright notice, proprietary markings or confidential legends placed upon or contained within the Product or documentation.

       (6) Dealer will keep all Cisco Confidential Information confidential.

       (7) Use of the Marks in distribution, advertising and/or promotion of the Products will be in accordance with policies regarding advertising and trademark usage as established from time to time by Cisco, and Dealer agrees to cooperate with Cisco in facilitating Cisco's monitoring and control of the nature and quality of products and services supplied in connection with the Marks.

       (8) Cisco makes no warranty to Dealer of any kind with respect to the Product, express or implied, including, without limitation, the implied warranties of merchantability, fitness for a particular purpose and non-infringement of third party rights. Cisco will not be liable to Dealer or its customers for indirect or consequential damages.

       (9) Cisco shall not be held to any liability whatsoever with respect to any claim of the Dealer on account of the use or performance of any Product. Dealer may not make or pass on, and shall take all measures necessary to ensure that neither it nor any of its agents or employees shall make or pass on, any warranty or representation on behalf of Cisco to any customer, end user, or third party. Cisco shall have no obligation to furnish any assistance, information or documentation to Dealer with respect to the Product.

       (10) Dealer will take all reasonable steps when making proposals and agreements with foreign governments other than the United States which involve the Product and related documentation to ensure that Cisco's proprietary rights in such Product and related documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

       (11) Comstor will, in its sole discretion, determine the sale price of Product to Dealers.

                 EXHIBIT D: THE CISCO-DISTRIBUTOR CO-OP PROGRAM

OVERVIEW

Cisco provides to its distributors a cooperative advertising program which allows authorized distributors to accrue co-op funds on purchases of Products on the Wholesale Price List and Global Price List. These funds are to be used in developing the market for Cisco Products to Dealers. General marketing activities including advertising, direct mailings, literature, sales promotions, training (as referenced in Article VII of the Agreement), seminars, and trade shows may be charged to the co-op balance. Cisco will reimburse up to one hundred percent (100%) of costs for approved activities not to exceed the balance in COMSTOR's co-op.

PROGRAM GUIDELINES

1. Any and all purchases or expenditures made with co-op funds must be pre-approved in writing by Cisco. A "Prior Approval" form identifying the nature and costs of the activity must be approved in advance in writing by Cisco Channel marketing.

2. Co-op funds are accrued at the rate of two percent (2%) per month of net monthly shipments on the direct purchase of Products on the Wholesale Price List and Global Price List. Freight and rush charges are excluded from co-op accrual. Effective August 1, 1999, Co-op funds will accrue at a rate of 1.75% per month of net monthly shipments on the direct purchase of Products on the Wholesale Price List and Global Price List. Freight and rush charges will continue to be excluded from co-op accrual.

3. From the month the accrual occurs, COMSTOR will have six (6) months to utilize the funds accrued in that month. Such utilization is defined as an Approved Prior. For example, Cisco co-op funds accrued in the month of January will appear on the February statement and are available for use until the last day of July.

4. Full and complete reimbursement claims against an Approved Prior must be submitted within six (6) months after the Prior was issued. Any unused funds at the end of six (6) months will expire and be forfeited.

5. Either COMSTOR or Cisco may initiate co-op proposals.

6. Cisco will issue credit memos to reimburse COMSTOR for co-op expenses or, if no monies are owed by COMSTOR to Cisco at the time, will make this reimbursement by check, either of which shall be accomplished within thirty
(30) days of COMSTOR's claim for the credit.

7. Cisco reserves the right to modify or terminate this co-op program upon thirty (30) days notice to its distributors. Such termination or modification will not affect claims for programs approved prior to the effective date of the modification or termination.

8. COMSTOR shall not use any Co-op funds in any manner that violates either U.S. Federal or State laws or regulations regarding the giving of gifts or gratuities to federal or state personnel, or which otherwise violate federal or state Anti-Kickback or bribery laws.

                EXHIBIT E: TWO-TIER DISTRIBUTION SUPPORT EXHIBIT

1.     DEFINITIONS.

       1.1. "Bug Fix" means an error correction, patch or workaround for the Software which is provided by Cisco to Distributor in response to Distributor's request, or at Cisco's option, which Cisco chooses to provide to Distributor.

       1.2. "CCO" means Cisco Connection Online, Cisco's online information web server.

       1.3.   "Customer" means End Users and Resellers.

       1.4. "Hardware" means tangible Cisco Product made available to Distributor.

       1.5. "Major Release" or "New Release" means a release of Software which is designated by Cisco as a change in the ones digit in the Software version number [(x).x.x].

       1.6.   "Product" means both Hardware and/or Software.

       1.7. "Reseller" means an authorized reseller or value added reseller of Distributor who has entered into a written contract with Distributor containing the requirements set forth in this Agreement.

       1.8.   "RMA" means Return Material Authorization.

       1.9. "Software" means the machine-readable object code software programs licensed by Cisco.

       1.10. "Standard Business Hours" means 6:00 AM to 6:00 PM Pacific Standard Time Monday through Friday, excluding Cisco-observed holidays, in the U.S. and Canada and outside the U.S. and Canada, means 8:00 AM to 6:00 PM Australia's Eastern Standard Time and Central European Time, Monday through Friday, excluding local Cisco-observed holidays.

       1.11.  "TAC" means Cisco's Technical Assistance Center.

2. CISCO RIGHTS AND OBLIGATIONS. For Products purchased under this Agreement, Cisco provides the services described below. Unless specified otherwise, the following services, are provided solely to Distributor as backup to its technical support staff. Cisco shall have no obligation to furnish any assistance, information or documentation to Customers with respect to the Product.

       2.1.   CCO Access. Cisco will provide partner-level access to CCO.

       2.2. Technical Support. Cisco shall provide access to Cisco's TAC via phone, electronic mail and facsimile during Standard Business Hours.

       2.3. Bug Fixes. During the Cisco warranty period, Cisco will provide Bug Fixes to Distributor as follows.

              2.3.1. When required, Cisco will provide new Software to
                     Distributor to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

              2.3.2. This service is limited to supported Software releases.
                     Cisco supports each New Release for a period of thirty-six
                     (36) months from the first commercial shipment of that release. Cisco, in meeting any support obligations, may require Distributor to upgrade to a supported release.

              2.3.3. Duplication and Distribution Rights. Cisco grants
                     Distributor the right to duplicate Bug Fixes for distribution to Customers who have a contract with Distributor and Reseller respectively provided such Customer is currently licensed to use the Software.

       2.4.   Hardware Support.

              2.4.1. Return for Replacement. During the Cisco warranty period,
                     Distributor may return failed Product to Cisco for replacement. Cisco will use commercially reasonable efforts to ship a replacement within ten (10) business days after receipt of the failed Product from Distributor. After the warranty period, parts will be charged at Cisco's then-current rates.

              2.4.2. Distributor may request advance replacement delivery of replacement parts (Cisco will send the part upon Distributor's receipt of an RMA number) at Cisco's then-current Advance Replacement charge.

              2.4.3. Product used for replacement may be new or equivalent to new, at Cisco's discretion.

       2.5. Cisco Brand Services Option. Cisco will make available for purchase by Distributor, all appropriate Cisco Brand support Products for Distributor's internal use and for resale to Resellers. This option to resell Cisco brand services whereby services are delivered directly by Cisco to the end user is available in accordance with Cisco's then-current packaged service resale program. Availability of Cisco brand services is subject to geographic limitations. Information on where such services are available for resale and the process for reselling Cisco brand services is located at "http://www.cisco.com/warp/cproreg/45/index.html".

3.     COMSTOR RIGHTS AND OBLIGATIONS.

       3.1. Prioritization and Escalation Guideline. Distributor will escalate problems to Cisco pursuant to the Escalation and Prioritization Guideline (Appendix A).

       3.2. Spare Parts. Distributor shall maintain sufficient spare parts inventory to support its Customer base for a one month period under normal circumstances. Distributor shall maintain adequate manpower and facilities to assure prompt handling of inquiries, orders and shipments for Products.

       3.3. Warranty Service. Distributor shall provide to its Resellers, at no charge, all warranty service for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty service will consist of Hardware replacement service as follows:

              3.3.1. Hardware Advance Replacement. Distributor will ship replacement parts in accordance with Cisco's then-current published Product warranty applicable to the particular Product.

       3.4.   Returns Coordination. Distributor will comply with the following:

              3.4.1. Distributor shall coordinate the return of all failed parts, freight and insurance prepaid, to the Cisco repair center.

              3.4.2. Distributor shall comply with the following RMA procedure:

                   3.4.2.1. Distributor will ensure all Products are property packaged prior to being shipped, and will include a written description of the failure and specification of any changes or alterations made to the Product. Product returned to Cisco will conform in quantity and serial number to the RMA request.

                   3.4.2.2. Distributor shall tag each Product returned with
                            the RMA transaction number and a brief description of the problem.

                   3.4.2.3. Cisco will not accept any Product returned which
                            is not accompanied by an RMA number.

       3.5 Resale of Cisco Brand Services. Where available, Distributor will offer for purchase by its Resellers, all appropriate Cisco brand support products through its normal products availability process.

       3.6 New Products. For new Products added to the Price List, including Products which become Cisco Products as a result of an acquisition by Cisco of another entity, Cisco may impose certification, installation, or training requirements on Distributor prior to allowing Distributor to buy and/or support such Products from Cisco.

4.   SERVICES NOT COVERED UNDER THIS AGREEMENT.

       4.1.   New Releases for Software.

       4.2. Customization of existing Software for non-standard applications.

       4.3. Support or replacement of Product that is altered, modified, mishandled, destroyed or damaged by natural causes or damaged during unauthorized use.

       4.4. Software problems resulting from third party equipment or causes beyond Cisco's control.

       4.5. Any Hardware upgrade of Product required to accept Software releases.

5. TERMINATION. Upon expiration or termination of the Agreement, (i) all rights and licenses of Distributor hereunder shall terminate, (ii) Distributor shall immediately discontinue all representations that provides support service for Cisco Product, and (iii) access to CCO shall terminate.

6. SOFTWARE LICENSE. Distributor acknowledges that it may receive Software as a result of services provided under this Agreement. Distributor agrees that it is licensed to distribute such Software only on Product covered under the services and subject to the terms and conditions of this Agreement and the Software license granted with the original acquisition. Except as otherwise specified in this Exhibit, Distributor shall not: copy, in whole or in part, Software or documentation; modify the Software, reverse compile or reverse assemble all or any portion of the Software; or rent, lease, distribute, sell, or create derivative works of the Software.

                                   APPENDIX A
             CISCO PROBLEM PRIORITIZATION AND ESCALATION GUIDELINE

To ensure that all problems are reported in a standard format, Cisco has established the following problem priority definitions. These definitions will assist Cisco in allocating the appropriate resources to resolve problems. Distributor must assign a priority to all problems submitted to Cisco.

PROBLEM PRIORITY DEFINITIONS:
         Priority 1: An existing network is down or there is a critical impact to the end user's business operation. Cisco, Distributor and end user will commit full-time resources to resolve the situation.
         Priority 2: Operation of an existing network is severely degraded, or significant aspects of the end user's business operation are being negatively impacted by unacceptable network performance. Cisco, Distributor and end user will commit full-time resources during Standard Business Hours to resolve the situation.
         Priority 3: Operational performance of the network is impaired while most business operations remain functional. Cisco, Distributor and end user are willing to commit resources during Standard Business Hours to restore service to satisfactory levels.
         Priority 4: Information or assistance is required on Cisco product capabilities, installation, or configuration. There is clearly little or no impact to the end user's business operation. Cisco, Distributor and end user are willing to provide resources during Standard Business Hours to provide information or assistance as requested.
Cisco encourages Distributor to reference this guide when Distributor-initiated escalation is required. If Distributor does not feel that adequate forward progress or the quality of Cisco service is satisfactory, Cisco encourages Distributor to escalate the problem ownership to the appropriate level of Cisco management by asking for the TAC Duty Manager.
CISCO ESCALATION GUIDELINE:

--------------------------------------------------------------------------------------------
Elapsed Time      Priority 1               Priority 2           Priority 3       Priority 4
--------------------------------------------------------------------------------------------
1-Hour            Customer
                  Engineering
                  Manager
--------------------------------------------------------------------------------------------
4-Hour            Technical Support        Customer
                  Director                 Engineering Manager
--------------------------------------------------------------------------------------------
24-Hour           Vice President           Technical Support
                  Customer Advocacy        Director
--------------------------------------------------------------------------------------------
48-Hour           President (CEO)          Vice President
                                           Customer Advocacy
--------------------------------------------------------------------------------------------
72-Hour                                                         Customer
                                                                Engineering
                                                                Manager
--------------------------------------------------------------------------------------------
96-Hour                                    President (CEO)      Technical        Customer
                                                                Support          Engineering
                                                                Director         Manager
--------------------------------------------------------------------------------------------

Note: Priority 1 problem escalation times are measured in calendar hours 24 hours per day, 7 days per week. Priority 2, 3 and 4 escalation times correspond with Standard Business Hours.

The Cisco Manager to which the problem is escalated will take ownership of the problem and provide the Distributor with updates. Cisco recommends that Distributor-initiated escalation begin at the Customer Engineering Manager level and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.

ACCESSING TAC:
North America, South America:         +1-800-553-2447 (within the United States)
                                      +1-408-526-7209
Europe, Middle East, Africa:          +32-2-778-4242
Asia Pacific:                         +1-800-805-227 (within Australia)
                                      +61-2-9935-4107

                  EXHIBIT F: COMSTOR'S REPORTING REQUIREMENTS


COMSTOR shall render weekly sales out reports on diskette, in ASCII Comma Delimited Format, or other acceptable methods transmitted via email or Electronic Data Interchange ("EDI"). Information provided will include the following:

Day, month, and year sales activity occurred, Cisco's Product number, internal Product number (assigned by COMSTOR), Description of Product and Dealer name and Dealer's location, Unit cost (COMSTOR's net buying price from Cisco at quantity 1), Quantity and extended cost (cost multiplied by quantity).

Similarly, COMSTOR will provide weekly inventory reports in the same format as sales out reports. These inventory reports will contain the following information:

o    Cisco Product number,
o    COMSTOR product number,
o    Product description,
o    Quantity,
o Unit cost, (COMSTOR's net buying price from Cisco (Wholesale or Global Price list, with standard applicable discount) at quantity of one and extended cost (cost multiplied by quantity);
o    Extended cost,
o Quantity committed by COMSTOR to its customers (but not yet shipped to COMSTOR's customers)
o    Source
o    Inventory Date
o    On-hand Quantity
o    Committed Quantity
o    On Order Quantity with Cisco

The provisions of Inventory Balance (Article 9), Return of Discontinued/Obsolete Products (Article 10) Price Protection (Article 14.5) and the Repurchase of Products Upon Termination (Article 17.3) are contingent upon the receipt of regular, timely POS and inventory reports from COMSTOR.

Cisco's obligation to provide these provisions is null and void if the inventory reports required to validate COMSTOR's requests for the above provisions are not provided to Cisco at the time of such request. Cisco and COMSTOR agree to cooperate on future automation of POS and Inventory reporting. It is the intention of the parties to facilitate Cisco's ability to obtain weekly sales information from COMSTOR. COMSTOR agrees to use commercially reasonable efforts, commensurate with the manner in which COMSTOR treats its other leading vendors, in order to facilitate Cisco's ability to obtain weekly sales information from COMSTOR via EDI.

                    EXHIBIT G: U.S. FEDERAL GOVERNMENT SALES


                              CISCO'S OBLIGATIONS

1.     Representations and Certifications
       Cisco understands that due to the nature of federal U.S. Government bidding, Cisco may be required to enter into a procurement specific non-disclosure agreement or make certain representations and certifications before any Cisco Product(s) are sold or distributed into the federal government marketplace. In addition, Cisco agrees to provide COMSTOR with statement(s) of, and responses to, representations and certifications, as may be required for specific government programs, contracts or opportunities. Cisco retains the right at all times to determine its responses to, and whether it can agree to, any specific representations and/or certification requests.


                             COMSTOR'S OBLIGATIONS

2. Government Sale Specialists COMSTOR shall maintain a separate government sales office, which shall include sales specialists with an understanding of Government regulations and Government contract terms and conditions, to support resellers and system integrators in the federal government marketplace.

3. Configuration COMSTOR shall maintain a configuration facility for system integration and testing in support of federal government specific contracts and opportunities for resellers and system integrators.

4.     Reports

4.1    Point-of-Sales Reports

       In addition to the reporting requirements of Exhibit F of this Agreement, COMSTOR shall provide the following additional information on the regular, point-of-sale reports for all federal-related sales that occur (as granted by Cisco per this Exhibit), during the preceding. week. Cisco wishes to receive the Point-of-Sales Reports via BBS, Electronic Data Interchange (EDI) or diskette.

       The additional information provided will include alI of the following:

               o Contract type (i.e. GSA, open market, Indefinite Delivery/Indefinite Quantity, 8(a));
               o Customer end-user (Government Agency), name, agency department;
               o  Government Agency, Cabinet level/specific procuring office;
               o Ship to address (street, city, state, country and zip/postal code);
               o  Prime Federal Government Contract number, when available;
               o  Comstor's Invoice Number to the Reseller;
               o  Comstor's Sales Order Number to the Reseller

4.3    Discount Refund

       In order to obtain from Cisco a discount refund, as further described by Attachment 1- to this Exhibit, COMSTOR must submit competed monthly Point of Sales reports, as described under section 4.2 above, within thirty (30) days after the close of each month.

       COMSTOR shall submit the weekly and monthly point-of-sales reports to the following authorized Cisco personnel:

Contact Name:               Meena Almaneih, Finance Manager
                            ----------------------------------------------------
Contact Address:            Cisco Systems, Inc., 170 West Tasman Drive,
                            San Jose, CA. 95134-1706
                            ----------------------------------------------------
Telephone Number:           408-526-6831
                            ----------------------------------------------------
Email                       smulcron@cisco.com
                            ----------------------------------------------------
                            ----------------------------------------------------
Contact Name:               Attn: Federal Financial Analyst
                            ----------------------------------------------------

                            ----------------------------------------------------
Contact Address:            Cisco Systems, Inc., 13635 Dulles Technology
                            Dr., Herndon, VA 20171
                            ----------------------------------------------------
Telephone Number            703-484-5668
                            ----------------------------------------------------
Fax Number:                 703-484-5599
                            ----------------------------------------------------
Email                       Mbainbri@cisco.com
                            ----------------------------------------------------

                            ----------------------------------------------------
Contact Name:               Kathleen Chiolo
                            ----------------------------------------------------
Contact Address:            209 E. Myrtle Road, Wildwood Crest, NJ 08260
                            ----------------------------------------------------
Telephone Number:           (609) 522-6463
                            ----------------------------------------------------
Fax Number:                 (609) 522-6529
                            ----------------------------------------------------
email:                      kchiolo@cisco.com
                            ----------------------------------------------------


4.4 Pricing The prices and applicable discount for all relevant Cisco products sold under this Exhibit are set forth in Attachment "1" attached hereto. The pricing and discounts for Cisco's Products set forth in Attachment "1" shall only apply to Cisco Products sold through this Exhibit into the federal government marketplace. COMSTOR will, in its sole discretion, determine the sale price to resellers and system integrators for such Cisco Products. All Cisco Product pricing and discounts set forth pursuant to this Exhibit shall not apply to, amend or affect the pricing and discounts set forth in connection with any of Cisco's Products otherwise sold and distributed pursuant to this Agreement.

4.5 Upon COMSTOR's request, Cisco may agree to provide, in writing, a "Firm Fixed Discount" to Cisco's then-current published Global Price List, as applicable, which shall guarantee the discount of Cisco's Product(s) for a specific term under a specific federal government contract, as delineated in such writing.

                           Attachment I to Exhibit G

                U.S. Federal Government Distribution Price List

                                   "DISCOUNT"


40% Off the list price (from the Cisco Global Price List) if product is listed on Cisco's Wholesale Price List. If product is not on Cisco's Wholesale Price List discount shall be 35% off the list price of Cisco's Global Price List. Excluding Smarnet or other support offerings.


                                DISCOUNT REFUND


Discount Refund is the difference between the federal discount claimed and the standard discount (Wholesale Price List) that the product is purchased at by Comstor.

                           Attachment 2 to Exhibit G

                                  FAR CLAUSES

       A. Cisco will accept only the federal government contract flowdown provisions in this Exhibit in any purchase order from COMSTOR. Cisco will not accept any other flowdown provisions, including, but not limited to, Federal Acquisition Regulation ("FAR"), Department of Defense ("DoD") FAR Supplement ("DFARS"), or NASA FAR Supplement ("NFS") provisions. Any such flowdown provisions on COMSTOR's purchase orders or supplementary documentation not specifically identified on this Exhibit are invalid, notwithstanding Cisco's acceptance of such purchase orders or supplementary documentation.

       B. This Agreement pertains to the sale of "commercial items" as that term is defined under FAR 2.101 and Part 12. "Notwithstanding any other clause in the prime contract, only those clauses identified in the clause at 52.244-6 are required to be in agreements (subcontracts) for commercial items or commercial components." FAR 44.402(b). The following FAR clauses, identified under 52.244-6 are hereby incorporated by reference, with the same force and effect as if they were given in full. Upon request the US Government will make their full text available. For purposes of this Agreement, when appropriate in adopting the terminology of all the following FAR clauses, the term 'contract' shall mean this Agreement; the term "Contractor" shall mean Cisco; the term "Government" and "Contracting Officer" shall mean Prime.

       52.222-26 Equal Opportunity (Apr 1984)
       52.222-35 Affirmative Action for Special Disabled & Vietnam Era Veterans (Apr 1984)
       52.222-36 Affirmative Action for Handicapped Workers (Apr 1984)

                        EXHIBIT H: SUBSIDIARY AGREEMENT

The subsidiary of _________ ("Parent Company") specified below ("Approved Subsidiary ") agrees to comply with all of the terms and conditions imposed upon COMSTOR in the attached Two Tier Nonexclusive Distributor Agreement (the "Two Tier Distributor Agreement") entered into between Parent Company and Cisco Systems, Inc. ("Cisco"). Approved Subsidiary acknowledges that for so long as Approved Subsidiary is a "Subsidiary" (as defined in the Two Tier Distributor Agreement) of Parent Company, Approved Subsidiary will have the right to purchase only those Cisco products specified in the Two Tier Distributor Agreement during the term thereof, pursuant to the rights and obligations of COMSTOR under the Two Tier Distributor Agreement including but not limited to the reporting requirements thereunder; provided, however, that the terms set forth below shall apply to Approved Subsidiary instead of any terms regarding the same subject matter thereof that apply to COMSTOR under the Two Tier Distributor Agreement.

1.     The Territory for Approved Subsidiary is:_______________________

2.     Minimum Order Quantity

Within one (1) week of the Effective Date of this Subsidiary Agreement, Subsidiary shall place an initial stocking order for immediate shipment equal to__________________________________________.

Thereafter, the minimum order quantity for purchase orders placed by Approved Subsidiary shall be ______________________________________.

The minimum order quantity shall be subject to change by mutual agreement of both parties upon thirty (30) days prior written notice to Approved Subsidiary.

3.     Quarterly Sales Volume Goals

Approved Subsidiary's Annual Product Sales Volume Goals (In US$)

1st QTR           2nd QTR           3rd  QTR         4th QTR           TOTAL

-------           -------           --------         -------           -----

Goals should be jointly reviewed on a quarterly basis.

4.     Recruitment of New Dealers

Approved Subsidiary's Quarterly goals For Recruitment of New Dealers

1st QTR           2nd QTR           3rd  QTR         4th QTR           TOTAL

-------           -------           --------         -------           -----

Notice to Approved Subsidiary pursuant to the Two Tier COMSTOR Agreement shall be addressed as follows, unless Approved Subsidiary indicates otherwise in writing to Cisco:.

Address:
         -------------------------
         -------------------------
         -------------------------
Attn:
      ----------------------------

Notwithstanding anything to the contrary herein, Cisco or Approved Subsidiary may terminate this Subsidiary Agreement at any time on the terms set forth in
Section 17.1 in the Two Tier Distributor Agreement, provided that Cisco may terminate this Subsidiary Agreement immediately in the event that Approved Subsidiary is no longer a "Subsidiary" (as defined in the Two Tier Distributor Agreement) of Parent Company.

Parent Company hereby fully guarantees the financial and contractual obligations of Subsidiary. Parent Company shall be jointly and severally liable for the obligations of Subsidiary under the Two Tier Distributor Agreement.

Approved Subsidiary acknowledges that upon full execution of this Subsidiary Agreement, the terms and conditions of any current distribution or resale agreement for Cisco Products with Cisco will terminate and will be superseded by the terms and conditions of this Subsidiary Agreement; thereafter, the terms and conditions of any such distribution or resale agreement will have no further force and effect.

                      EXHIBIT I: CISCO'S STANDARD WARRANTY

       "Hardware. Cisco warrants that for a period of ninety (90) days from the date of shipment from Cisco that the Hardware will be free from defects in material and workmanship under normal use. This limited warranty extends only to Customer as original purchaser. Customer's sole and exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco's or its service center's option, shipment of an advance replacement within five (5) working days at Cisco's expense, or a refund of the purchase price if the Hardware is returned to the party supplying it to Customer, if different than Cisco, freight and insurance prepaid. Cisco replacement parts used in Hardware repair may be new or equivalent to new. All articles must be returned in accordance with Cisco's then-current Return Material Authorization (RMA) procedure."

       "Software. Cisco warrants that for a period of ninety (90) days from the date of shipment from Cisco: (a) the media on which the Software is furnished will be free of defects in materials and workmanship under normal use; and (b) the Software substantially conforms to its published specifications. Except for the foregoing, the Software is provided AS IS. This limited warranty extends only to Customer as the original licensee. Customer's sole and exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco or its service center's option, repair, replacement, or refund of the Software if reported (or, upon request, returned) to the party supplying the Software to Customer, if different than Cisco. In no event does Cisco warrant that the Software is error free or that Customer will be able to operate the Software without problems or interruptions."

"Cisco represents that Products which it has designated as "Year 2000 Compliant" (or Status Description "Green") as set forth in the "Compliance Table," (including accompanying Notes), located in Cisco's "Year 2000 Pages") are "Year 2000 Compliant," meaning that, as delivered to Customer.

A. The Products accurately process data and time calculations before and during the years 1999 and 2000.

B. All manipulation of time-related data yields the desired results for valid date values within the application domain;

C. Date elements in those Products use four digit storage and indicate century to eliminate the chance for errors;

D. If a date element exists without a century indication, the correct century continues to be unambiguous and produces accurate results; and

E. Software accurately processes date and time data when used in conjunction with other Year 2000 compliant software products."

       Should a Product that is so identified as "Year 2000 Compliant" not be Year 2000 Compliant or should Cisco otherwise breach the foregoing representation, Cisco will, as Customer's sole and exclusive remedy, repair or replace the Product so that it becomes Year 2000 Compliant or, if Cisco is unable to repair or replace the Product to make it Year 2000 Compliant, Cisco will refund the purchase price of the Product paid to Cisco by Customer as depreciated or amortized by an equal annual amount over the lifetime of the Product, as established by Cisco, provided that Customer returns the Product to Cisco as originally delivered by Cisco (except for normal wear and tear) and pursuant to Cisco's then-current RMA policy. The foregoing representation and remedy shall only apply to Products returned prior to January 31, 2001, or to Products returned before the Products are no longer supported pursuant to Cisco's standard support policies, whichever event first occurs. Customer acknowledges that: (i) the Internet URL address and the web pages referred to above may be updated by Cisco from time to time and (ii) each Product ordered will be subject to Cisco's then-current "Year 2000 Pages."

       "Restrictions. This warranty does not apply it the product (a) has been altered, except by Cisco, (b) has not been installed, operated, repaired, or maintained in accordance with instructions supplied by Cisco, (c) has been subjected to abnormal physical or electrical stress, misuse, negligence, or accident, or (d) is used in ultrahazardous activities."

       "DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFIED IN THIS SECTION 9, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY

       EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. This disclaimer and exclusion shall apply even if the express warranty set forth above fails of its essential purpose."

Cisco 1 -Year Warranty (Return-to-Factory)
         The Cisco 1-Year Warranty currently applies to the following product families located at the following
URL:http://www.cisco.com/warp/public/779/smbiz/service/smartnet/index.html

       Cisco warrants that for a period of one (1) year from the date of shipment from Cisco, the hardware will be free from defects in material and workmanship under normal use. This limited warranty extends only to customer as original purchaser. Customer's exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco's or its service center's option, shipment of an advance replacement within ten (10) working days at Cisco's expense, or repair upon return of the hardware to Cisco freight prepaid; or, if neither of the foregoing is commercially reasonable, a refund of the purchase price if the hardware is returned to the party supplying it to customer, freight and insurance prepaid. Cisco replacement parts used in hardware repair may be new or equivalent to new.

For Further Information:
Please see the Cisco Information Packet for general information about Cisco's license and warranty, service and support packages, and safety and liability information, as well as translations of the general warranty into several major languages. The Cisco Information Packet also contains a customer comment card for providing feedback on Cisco's technical documentation.

                     EXHIBIT J: GSA SCHEDULE AUTHORIZATION

       PREAMBLE

       Cisco desires to authorize Comstor to resell certain Cisco "Products" under Comstor's GSA Schedule Contract GS-35F-4389G; and

       Cisco also desires to authorize Comstor to distribute certain Cisco Products to other dealers that hold GSA Schedule Contracts that have been, or will be awarded for products under FSC Group 70 ("the GSA Schedule Program"); and Comstor desires to serve as a GSA reseller and distributor for Cisco in accordance with the terms and conditions stated herein;

       NOW, THEREFORE, in consideration of the following mutual covenants and undertakings, and other good and valuable consideration the sufficiency of which is hereby acknowledged, Cisco and Comstor agree as follows:

1.     SCOPE

1.1 Comstor is authorized to resell and distribute certain Cisco Products (per clause 2 below) under Comstor's GSA Schedule Contract.

1.2 Upon prior written approval from Cisco, Comstor shall be authorized to distribute certain Cisco Products (per clauses 2 and 4 below) to identified other GSA schedule contract holders for their resale under a GSA schedule contract.

2.     PRODUCTS

2.1.1 Comstor may resell or distribute under this Exhibit only the Cisco Products identified on Attachment A to Cisco's letter of supply dated July 13, 1998 ("Supply Letter"). However, during the term of this Exhibit, the Products identified on said Attachment A may be modified by Cisco to include other products, which Comstor may also sell or distribute hereunder.

2.1.2 Except as set forth in 2.1 above, Comstor shall obtain Cisco's prior, written consent regarding the resale or distribution hereunder of Cisco Products that are not identified on Attachment A, or modifications thereto, to Cisco's Supply Letter dated July 13, 1998.

2.1.3 Comstor shall notify GSA of any Cisco Product additions, deletions or other product changes to Comstor's GSA Schedule within thirty (30) days from the time that Cisco provides such written notice of such changes to Comstor.

3.     COMSTOR GSA PROGRAM QUALIFICATIONS

3.1 As a condition of service as a Cisco-authorized reseller under the GSA Schedule Program, Comstor hereby represents, warrants, and covenants the following:

   a. Comstor is and will remain in compliance with all obligations under the Agreement, this Exhibit and Comstor's own GSA Schedule contract;

   b. Comstor will use its best efforts to submit modifications to its GSA Schedule Contract in an expeditious fashion and to secure prompt approval of those modifications from GSA;

   c. Comstor will ensure that its Cisco resale team shall include one (1) Cisco Certified Design Associate (CCDA), one (1) Cisco Certified Design Professional (CCDP) and one (1) Cisco Certified Intemetwork Expert
       (CCIE).

   d. Comstor represents to Cisco that it is a reseller with "significant sales to the general public" of Cisco's products and is therefore not subject to the requirements regarding manufacturer information set forth under subsection 5 of Section G.4, "Commercial Sales Practices Format" page 82 of Solicitation No. FCIS-JB-980001 B, to the extent that such requirements are, or become, incorporated into Comstor's GSA Schedule Contract. Comstor agrees to notify Cisco immediately in the event that Comstor does not so qualify as a reseller, as set forth in this paragraph.

4.     DEALER GSA PROGRAM QUALIFICATIONS

4.1 All dealers to whom Comstor may distribute Cisco Products per this Exhibit shall, at a minimum, meet the criteria set forth in Exhibit C to the Agreement ("Minimum Terms and Conditions for Dealers");

4.2 In addition to the requirements set forth in Exhibit C to this Agreement, for the GSA reseller program business, dealers shall be Cisco Premiere certified and have an established federal government sales organization.

5.     PRICES

Prices for Cisco Products and Software sold by Comstor pursuant to this Exhibit shall be determined solely by Comstor as a result of its own negotiations with the GSA and/or between Comstor and other authorized dealers

6.     DURATION

This Exhibit shall run concurrently with a valid Supply Letter executed by Cisco Systems. Termination of the Agreement or withdrawal of the Supply Letter shall also constitute a termination of this Exhibit. However, a termination of this Exhibit shall not constitute a termination of the Agreement.

7.     MISCELLANEOUS

7.1 Notice. The Notice provision of the Agreement (clause 25.6) is hereby amended to add the following Cisco Point of Contact for all matters related to this Exhibit: Tom Gillman, Manager Channel Operations, Cisco Systems, 13635 Dulles Technology Drive, Herndon, VA 20171, with a copy to Tara Flanagan, Public Sector Attorney, Cisco Systems, 13635 Dulles Technology Drive, Herndon, VA 20171.

7.2 Except as otherwise set forth in this Exhibit, all other terms of the Agreement shall be construed to apply to this Exhibit. In the event of any conflict between the terms of this Exhibit and the Agreement, the terms of the Exhibit shall take precedence over those of the Agreement.

7.3 Neither the parties' Agreement, nor this Exhibit, shall be construed as an agreement by Cisco to any of the terms and conditions of Comstor's GSA Schedule Contract or to any terms and conditions of the GSA Schedule Contract(s) of any dealer to whom Comstor may distribute products hereunder.

                                     -END-

                                  AMENDMENT 1

This Amendment ("Amendment") to the ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134, and COMSTOR Corporation ("Comstor"), a Virginia corporation having its principal place of business at 14116 Newbrook Dr. Chantilly, VA 22021.

WHEREAS, Cisco and Comstor have previously entered into the Agreement dated July 15, 1999, as amended; and

NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1).    Article 16. REPORTS AND RECORDS is amended to add the following:

16.6 Third Party Sourced Products. If COMSTOR resells Cisco product purchased from a source other than Cisco, COMSTOR shall collect serial numbers of such products and provide name and country of reseller and End User for each transaction in POS report. Monthly inventory reports will reflect COMSTOR'S inventory on the last day of the calendar month and will contain the following information: COMSTOR'S name, COMSTOR'S country, inventory report date, Cisco Product code, Product description, quantity, unit cost, extended cost. If COMSTOR purchases (for re-sale) Cisco product from a source other than Cisco, COMSTOR shall identify name and country of supplier in the monthly inventory report.

       The provisions of Inventory Balance (Article 9), Return of Discontinued/Obsolete Products (Article 10), Price Protection (Article 14.5) and the Repurchase of Products Upon Termination (Article 17.3) are contingent upon the receipt of regular, timely, accurate and complete POS and inventory reports from COMSTOR. Cisco's obligations pursuant to these provisions is null and void if the POS and inventory reports (including the sourcing information described above) required to validate COMSTOR'S requests for the above provisions are not provided to Cisco at the time of such request.

16.7 Reseller Software License: If COMSTOR resells Cisco Product(s), purchased from a source other than Cisco, to a reseller, then COMSTOR shall inform the reseller that the Product(s) may not have the proper software license from Cisco. COMSTOR shall also instruct the reseller that they must contact Cisco in order to obtain the proper software license and this may require the payment of a software license fee directly to Cisco.

16.8 Warranty Void. Cisco may refuse to provide warranty service where COMSTOR is unable to document that the returned Product was purchased from COMSTOR in accordance with the serial number reporting procedure set forth in 16.6.

16.9   Resale to Federal, State or Local Government End Users

       If COMSTOR sells or offers for sale any Cisco product purchased from a source other than Cisco, for use by a Federal, State, or Local Government End User customer, COMSTOR shall:

       A. Notify such Federal, State or Local Government End User customer in writing that the Cisco product was purchased from a source other than Cisco, and of the disclaimer set forth in clause (B) below of this provision; and

       B. Indemnify, defend, and save harmless Cisco, its officers, agents, and employees from any and all claims and losses arising out of DISTRIBUTOR'S sale or offer(s) to sell any Cisco product purchased from a source other than Cisco, for use by a Federal, State or Local Government End User customer (including but not limited to costs or liabilities resulting from any changes or alterations made to the Cisco product by a party other than Cisco).

       C. DISCLAIMER. If COMSTOR sells or offers for sale any Cisco product purchased from a source other than Cisco, for use by a Federal, State, or Local Government End User customer, any and all warranties, representations, certifications, or other commitments made by Cisco, including, but not limited to, those contained in any letters of supply issued by Cisco for any federal, state or local government schedule contracts, concerning Cisco products are hereby EXPRESSLY DISCLAIMED.

2).    All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.                           COMSTOR CORP.

By: /s/ Rick Timmins                        By: /s/ Barry A. Culman
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Rick Timmins                          Name: Barry A. Culman
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: VP WW Sales Finance                  Title: President
      ------------------------------              ------------------------------

Date:  August 12, 1999                      Date: August 12, 1999
     -------------------------------             -------------------------------

                                 ASSIGNMENT OF

                                    TWO-TIER

                   NONEXCLUSIVE DISTRIBUTOR AGREEMENT BETWEEN

                              COMSTOR CORPORATION

                                      AND

                              CISCO SYSTEMS, INC.

                              DATED JULY 15, 1999,

                                       TO

                               RBR NETWORKS, INC.

THIS ASSIGNMENT ("Assignment") OF THE TWO TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT BETWEEN COMSTOR CORPORATION AND CISCO SYSTEMS ("Agreement"), which shall become effective upon the closure of the acquisition of COMSTOR by Westcon Group Inc., (the "Effective Date"); however, such assignment shall be deemed null and void if the acquisition does not occur within thirty (30) days from August 13, 1999, is between RBR Networks, Inc. ("RBR"), a New York corporation, with its principal place of business at 520 White Plains Rd., Tarrytown, NY 10591, and COMSTOR CORPORATION, a Virginia corporation ("COMSTOR"), with its principal place of business at 14116 Newbrook Drive, Chantilly, VA 20151, and CISCO SYSTEMS, INC. ("Cisco"), a California corporation with its principal place of business at 170 West Tasman Drive, San Jose, California 95134-1706.

                              W I T N E S S E T H:

       WHEREAS, COMSTOR desires to assign all of its rights and obligations under the Agreement to RBR;

       WHEREAS, RBR desires to assume all of COMSTOR'S rights and obligations under the Agreement; and

       WHEREAS, Cisco desires to grant the assignment of the Agreement to RBR.

       NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, RBR, COMSTOR and Cisco hereby agree as follows:

I. RBR shall assume all the rights and obligations of Comstor under the Agreement. Such assumption of rights and obligations shall take effect upon the Effective Date of this Assignment.

II. COMSTOR shall relinquish all rights and obligations, except for monies currently owed to Cisco, to RBR. Cisco shall relinquish all rights and obligations owed to COMSTOR, to RBR. The relinquishment of rights and obligations to take effect upon the Effective Date. However, Cisco shall retain all rights and remedies against COMSTOR with respect to any amounts owing as of the Effective Date.

III. This Assignment supersedes any previous agreements regarding assignment of the Agreement between the parties, including, but not limited to, the letter dated June 30, 1999.

IV. This assignment shall include any written modifications or written amendments, which the parties have entered into with respect to the Agreement.

                                          (As Agreed to By:)

CISCO SYSTEMS, INC.                        COMSTOR CORP.

By: /s/ Rick Timmins                        By: /s/ Stanley Witkow
   ---------------------------------           ---------------------------------

Name: Rick Timmins                          Name: Stanley Witkow
     -------------------------------             -------------------------------

Title: VP WW Sales Finance                  Title: Secretary
      ------------------------------              ------------------------------

Date:  August 13, 1999                      Date: August 13, 1999
     -------------------------------             -------------------------------



RBR NETWORKS, INC.

By: /s/ Alan Marc Smith
   ---------------------------------

Name: Alan Marc Smith
     -------------------------------

Title: Vice President
      ------------------------------

Date:  August 13, 1999
     -------------------------------

                                 AMENDMENT 2 TO
                             TWO-TIER NONEXCLUSIVE
                             DISTRIBUTION AGREEMENT

WHEREAS, Cisco Systems ("Cisco") and Comstor Corporation ("COMSTOR") are parties to a "Two-Tier Nonexclusive Distribution Agreement" dated as of June 15, 1999, as amended by Amendment 1, dated August 12, 1999 (the "Agreement"), and

       WHEREAS, Cisco and COMSTOR desire to amend the Agreement,

       NOW THEREFORE, Cisco and COMSTOR agree to amend the Agreement as follows:

1. The first sentence of Article IX - INVENTORY BALANCE, is amended to read as follows:

Inventory Balance. COMSTOR has the option to return to Cisco, for credit, up to five percent (5%) of the dollar value of Products from the Global and Wholesale Price Lists shipped to COMSTOR and Comstor's customers in the preceding ninety
(90) day period. Products returned are limited to products on the Wholesale Price List.

2. Except as specifically amended in article 1, above, all other terms of the Agreement remain unchanged, and in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be dul executed as of the last date which is written below:


CISCO SYSTEMS, INC. ("Cisco")               COMSTOR CORPORATION ("COMSTOR")

By: /s/ Rick Timmins                        By: /s/ Alan M. Smith
   ---------------------------------           ---------------------------------
     its authorized representative               Its authorized representative

Name: Rick Timmins                          Name: Alan M. Smith
     -------------------------------             -------------------------------
         Typed or Printed                           Typed or Printed

Title: VP WW Sales Finance                  Title: VP
      ------------------------------              ------------------------------

Date:  June 30, 2000                        Date: June 2, 2000
     -------------------------------             -------------------------------

                                 AMENDMENT 3 TO
                             TWO-TIER NONEXCLUSIVE
                             DISTRIBUTION AGREEMENT

WHEREAS, Cisco Systems ("Cisco") and Comstor Corporation ("COMSTOR") are parties to a "Two-Tier Nonexclusive Distribution Agreement" dated as of June 15, 1999, as amended by Amendment 1, dated August 12, 1999 (the "Agreement"), and

       WHEREAS, Cisco and COMSTOR desire to amend the Agreement,

       NOW THEREFORE, Cisco and COMSTOR agree to amend the Agreement as follows:

1.     Article I - 1.1 "Term of Agreement" is hereby extended to September 30,
       2000.

1. Except as specifically amended in article 1, above, all other terms of the Agreement remain unchanged, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be duly executed as of the last date which is written below:


CISCO SYSTEMS, INC. ("Cisco")               COMSTOR CORPORATION ("COMSTOR")

By: /s/ Rick Timmins                        By: /s/ Alan M. Smith
   ---------------------------------           ---------------------------------
     its authorized representative               Its authorized representative

Name: Rick Timmins                          Name: Alan M. Smith
     -------------------------------             -------------------------------
        Typed or Printed                            Typed or Printed

Title: VP WW Sales Finance                  Title: VP
      ------------------------------              ------------------------------

Date:  June 30, 2000                        Date: June 2, 2000
     -------------------------------             -------------------------------

                                 AMENDMENT 4 TO
            TWO-TIER DISTRIBUTOR NONEXCLUSIVE DISTRIBUTOR AGREEMENT


       WHEREAS, Cisco Systems ('Cisco") and RBR Networks, Inc. d/b/a Comstor ("Comstor") are parties to a "Two-Tier Distributor Agreement" dated as of June 15, 1999, and as amended, (the "Agreement"), and

       WHEREAS, Cisco and Comstor desire to amend the Agreement as follows:

1)     Article I - 1.1 "Term of Agreement", is hereby extended to October 31,
       2000.

2) Exhibit D to the current agreement is hereby replaced with the attached Exhibit D.

3)     All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives as of the last date which is written below.


Cisco Systems, Inc. ("Cisco")               RBR Networks, Inc.

By:                                         By: /s/ Alan M. Smith
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name:                                       Name: Alan M. Smith
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title:                                      Title: C.O.O.
      ------------------------------              ------------------------------

Date:                                       Date: November 20, 2000
     -------------------------------             -------------------------------

                                 AMENDMENT 5 TO
                  TWO-TIER NON-EXCLUSIVE DISTRIBUTOR AGREEMENT

A.     RECITALS

       WHEREAS, Cisco Systems, Inc. "Cisco") and RBR Networks, Inc., doing business as Comstor ("Comstor"), are parties to a "Two-Tier Nonexclusive Distributor Agreement", dated as of June 15,1999, as amended (the "Agreement"); and

       WHEREAS, Cisco and Comstor desire to amend the Agreement as follows

B.     AMENDMENT

       (1)    Article I, sub-section 1.1, is amended to read as follows:

       "This Agreement shall commence on the date first set above and continue thereafter until January 31, 2001."

       (2) All other terms and conditions of the Agreement remain unchanged, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their authorized representatives as of the fast date which is written below.


Cisco Systems, Inc. ("Cisco")               RBR Networks, Inc. d/b/a Comstor
                                            ("Comstor")

By: /s/ Tushar Kothari                      By: /s/ Alan M. Smith
   ---------------------------------           ---------------------------------
     Its authorized representative               its authorized representative

Name: Tushar Kothari                        Name: Alan M. Smith
     -------------------------------             -------------------------------
        Typed or Printed                                Typed or Printed

Title: VP Channels                          Title: C.O.O.
      ------------------------------              ------------------------------

Date: November 27, 2000                     Date: November 27, 2000
     -------------------------------             -------------------------------

                 AMENDMENT 6 TO TWO-TIER DISTRIBUTION AGREEMENT

       WHEREAS, Cisco Systems, Inc. ("Cisco") and RBR Networks, Inc. as successor in interest to Comstor Corporation ("Comstor") are parties to a "Two-Tier Nonexclusive Distributor Agreement" dated as of June 15, 1999, and as amended (the "Agreement"), and

       WHEREAS, Cisco and Comstor desire to amend the Agreement,

       NOW THEREFORE, Cisco and Comstor agree to amend the Agreement as follows:

1. The term of the Agreement is extended until the earlier of (a) August 15, 2001, or (b) the execution of a replacement two-tier distribution agreement between the parties.

2.     All other terms and conditions of the Agreement will remain unchanged.

       IN WITNESS WHEREOF, the parties to the Agreement have caused this Amendment to be duly executed as of the date last written below.


RBR Networks, Inc. d/b/a Comstor            Cisco Systems, Inc.

By: /s/ Alan M. Smith                       By: /s/ Rick Timmins
   ---------------------------------           ---------------------------------
     its authorized representative               Its authorized representative

Name: Alan M. Smith                         Name: Rick Timmins
     -------------------------------             -------------------------------
            Typed or Printed                        Typed or Printed

Title: Vice President                       Title: VP WW Sales Finance
      ------------------------------              ------------------------------

Date: February 16, 2001                     Date: February 16, 2001
     -------------------------------             -------------------------------

                 AMENDMENT 7 TO TWO-TIER DISTRIBUTION AGREEMENT


       WHEREAS, Cisco Systems. Inc ("Cisco") and RBR Networks, Inc. d/bla Comstor Corporation ("Comstor") are parties to a "Two-Tier Nonexclusive Distributor Agreement" dated as of June 15, 1999, and as amended (the "Agreement"), and

       WHEREAS, Cisco and Comstor desire to amend the Agreement,

       NOW THEREFORE, Cisco and Comstor agree to amend the Agreement as follows:

1.     The term of the Agreement is extended until November 15, 2001

2      All other terms and conditions of the Agreement will remain unchanged.

       IN WITNESS WHEREOF, the parties to the Agreement have caused this Amendment to be duly executed as of the date last written below.


RBR Networks, Inc. d/b/a Comstor            Cisco Systems, Inc.

By: /s/ Alan Marc Smith                     By: /s/ Rick Timmins
   ---------------------------------           ---------------------------------
     its authorized representative               Its authorized representative

Name: Alan Marc Smith                       Name: Rick Timmins
     -------------------------------             -------------------------------
          Typed or Printed                          Typed or Printed

Title: Vice President                       Title: VP WW Sales Finance
      ------------------------------              ------------------------------

Date: August 15, 2001                       Date: August 23, 2001
     -------------------------------             -------------------------------

                 Exhibit B: Amendment to Distribution Agreement

                 AMENDMENT 8 TO TWO-TIER DISTRIBUTION AGREEMENT

WHEREAS, Cisco Systems, Inc. ("Cisco") and Comstor, Inc. ("COMSTOR") are parties to a "Two Tier Nonexclusive Distributor Agreement" (the "Agreement") dated as of June 15, 1999, as amended, and

WHEREAS, Cisco and Comstor desire to amend the Agreement as provided below,

NOW THEREFORE, Cisco and Comstor agree to amend the Agreement as follows:

Point 1.

The "Table of Contents" to the the Agreement is amended by adding at the end the following:

Exhibit K: List of Westcon Affiliates:

Point 2.

Article II of me Agreement, "Definitions," is amended by adding at the end of
Article II the following additional definitions:

       (l) "Affiliate Sourced Product' means a Product purchased by Comstor directly from one of the Westcon entities identified in Exhibit K, attached hereto and incorporated herein by this reference, which (x) was purchased by such Westcon entity directly from Cisco Systems, Inc. or a Cisco Systems Inc. subsidiary that distributes Products in the country where such Product was purchased by the Westcon entity (e.g., Cisco Systems International, B.V. in the European union, the European Economic Area, the Middle East, and Africa); and (y) was not, at time of purchase or thereafter prior to its receipt by Comstor, the subject of a price deviation provided by Cisco Systems Inc. or its distribution subsidiary to the Westcon entity which purchased such Product from Cisco Systems Inc. or its distribution subsidiary.

       (m) "Third Party Sourced Product" means any Product obtained by Comstor from any unaffiliated person or entity other than Cisco unless previously approved by Cisco. Notwithstanding the foregoing, the term "Third Party Sourced Product" shall not include any Affiliate Sourced Product (as defined herein).

Point 3.

Article XVl of the Agreement, "Reports and Records," is amended by adding at the end of Article XVI the following new sub-articles 16.10 and 16.11:

16.10 In addition to the reporting requirements set out in sub-articles 16.1 through 16.9 above, not later than fifteen (15) days following the effective date of Amendment 8 to the Agreement, COMSTOR agrees that it will report the following additional information to Cisco:

       A. With respect to any Product or Service as to which Cisco has provided to COMSTOR a price deviation, COMSTOR will report to Cisco, within five (5) business days following its sale or redistribution of such Product or Service, (a) COMSTOR's adjusted cost basis for such Product or Service at the time of COMSTOR's sale or redistribution thereof, adjusted to reflect any deviation provided by Cisco to COMSTOR; and (b) the Cisco transaction identification number (e.g., price deviation number or promotional bulletin number) used by Cisco to identify the price deviation applicable To such Product or Service.

       B. With respect to any Product or Service resold or redistributed by COMSTOR, including any Third-Party Sourced Product, COMSTOR will report to Cisco, within five (5) business days following its resale or redistribution, the serial number of the Product or Service, provided that COMSTOR shall not be required to provide serial number information for any Product or Service for which Cisco does not provide a serial number at the time of its sale of such Product or Service.

       C. For each Product which COMSTOR wishes to return to Cisco, including any Product COMSTOR wishes to return to Cisco pursuant to Articles IX and X of this Agreement, COMSTOR will, at least seven (7) days prior to its return, provide Cisco with the serial number of the Product to be returned.

       D. Within fifteen (15) days following the Effective Date of this Amendment, Cisco and COMSTOR agree to establish a process whereby COMSTOR will identify and report to Cisco by sales order number, invoice number, or other identifying characteristic each Product returned to COMSTOR by any Dealer To which COMSTOR previously sold or redistributed such Product.

16.11 COMSTOR will obtain Cisco's prior written consent, which will not unreasonably be withheld (provided that Cisco's desire to derive increased revenues shall not be deemed to be an unreasonable basis for withholding Cisco's consent) before reselling or redistributing any Affiliate Sourced Product in the Territory.

Point 4.

Article IX of the Agreement, "Inventory Balance," is amended by adding the following new paragraph after clause (f) of Article IX:

Notwithstanding any other provision of this Article IX, COMSTOR may not return to Cisco, whether pursuant to this Article IX or any other provision of this Agreement, any Third Parry Sourced Products.

Point 5.

Article X of the Agreement, "Return of Discontinued/Obsolete & DOA Products," is amended by adding the following new paragraph after the sentence "During this sixty (60) day period, Cisco shall bear all costs of shipping and risk of loss of DOA and in-warranty Products to Cisco's location to COMSTOR."

Notwithstanding any other provision of this Article X, COMSTOR may not return to Cisco. whether pursuant to this Article X or any other provision of this Agreement, any Third-Party Sourced Product.

Point 6.

Except as specifically provided in Points 1 through 5 above, all terms and conditions of the Agreement, as previously amended in Amendments 1 through 7, remain unchanged.

IN WITNESS WHEREOF, Cisco and Comstor has caused this Amendment to be executed and effective as of the date last signed below.


Comstor, Inc.                               Cisco Systems, Inc.

By: /s/ Alan Marc Smith                     By: /s/ Rick Timmins
   ---------------------------------           ---------------------------------
     its authorized representative               Its authorized representative

PRINTED NAME: Alan Marc Smith               PRINTED  Rick Timmins
             -----------------------                ----------------------------

Title: President & CEO                      Title: VP WW Sales Finance
      ------------------------------              ------------------------------

Date: September 21, 2001                    Date: September 24, 2001
     -------------------------------             -------------------------------

           AMENDMENT 9 TO TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

                                AMENDMENT NO. 9

This Amendment 9 ("Amendment") to the Two-Tier Nonexclusive Distributor Agreement ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Comstor, Inc., f/k/a RBR Networks, Inc., d/b/a Comstor Corporation ("Comstor") a Virginia corporation with its principal place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of August 30, 2002 ("Effective Date").

WHEREAS, Cisco and Comstor have previously entered into the Agreement effective June 15, 1999; and

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1). Article 1.1, Term of Agreement, is hereby deleted and replaced with the following:

       "The term of the Agreement shall extend until October 31, 2002. The foregoing term extension is hereby deemed to have commenced on January 31, 2002."

2).    All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.


Cisco Systems, Inc.                       Comstor, Inc. f/k/a RBR Networks, Inc.
                                          d/b/a Comstor Corp.

By: /s/ Rick Timmins                        By: /s/ Alan Marc. Smith
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Rick Timmins                          Name: Alan Marc. Smith
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: VP WW Sales Finance                  Title: Vice President
      ------------------------------              ------------------------------

Date:  September 13, 2002                   Date: September 13, 2002
     -------------------------------             -------------------------------

                            AMENDMENT NO. 10 TO THE
                  TWO-TIER NONEXCLUSIVE DISTRIBUTION AGREEMENT

This Amendment No. 10 ("Amendment") to the Two-Tier Nonexclusive Distribution Agreement ("Agreement') by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Comstor, Inc., f/k/a RBR Networks, Inc., d/b/a Comstor Corporation ("COMSTOR") a Virginia corporation with its principal place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of the date last signed in the signature block provided below ("Effective Date").

WHEREAS, Cisco and COMSTOR have previously entered into the Agreement effective June 15, 1999; NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. The following is hereby added after the last line in the Table of Contents on page 2 of the Agreement:

              "EXHIBIT K: Refurbished Products Terms and Conditions ____________ Amendment No. 10, p.2"

2. The following Section 1.4 is hereby added to Article I of the Agreement, titled Scope and Term of the Agreement:

       "1.4   Refurbished Products.

       COMSTOR's ability to redistribute Refurbished Products shall be subject to the terms and conditions set forth in Exhibit K, titled Refurbished Products Terms and Conditions."

This Amendment consists of this signature page and the attached Exhibit K, which is hereby incorporated into the Agreement by reference. This Amendment shall be subject to all the terms and conditions of the Agreement. Except to the extent that this Amendment conflicts with the Agreement, all the terms and conditions in the Agreement that apply to Products shall also apply to Refurbished Products, as defined in Exhibit K. In the event of conflict between the terms and conditions of this Amendment and the Agreement, the Amendment shall take precedence and govern solely within the scope identified in Section
2.0 of the attached Exhibit K.

This Amendment and the Agreement constitute the complete agreement between the parties hereto concerning the subject matter of this Amendment and replaces any prior or contemporaneous oral or written communications between the parties. There are no conditions, understandings, agreements, representations or warranties, express or implied, which are not specified herein. This Amendment may only be modified by a written document executed by the parties hereto. All capitalized terms in this Amendment that are not defined below shall have the same meaning as in the Agreement. Any orders accepted or Refurbished Product delivered after the date this Amendment but before the Effective Date shall, upon the Effective Date, be deemed covered by the provisions of this Amendment, except for any deviations in price. Except as amended herein, all other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Amendment.


Comstor, Inc.                               Cisco Systems, Inc.

By: /s/ Jeanne Raffiani                     By: /s/ Rick Timmins
   ---------------------------------           ---------------------------------

Printed Name: Jeanne Raffiani               Printed Name: Rick Timmins
             -----------------------                     -----------------------

Title: Vice President                       Title: VP Corp. Finance
      ------------------------------              ------------------------------

Date: September 25, 2002                    Date: October 3, 2002
     -------------------------------             -------------------------------

              EXHIBIT K: REFURBISHED PRODUCTS TERMS AND CONDITIONS

1.0    DEFINITIONS.

       Hardware is the tangible portion of the Refurbished Product that Cisco provides to COMSTOR.

       Refurbished Product means, individually or collectively as appropriate, hardware, licensed Software, Documentation, developed products, supplies, accessories, and goods to the foregoing, listed in the Wholesale Price List with an "RF" suffix as part of the Product identifier.

2.0    SCOPE.

       This Exhibit sets forth the terms and conditions for COMSTOR's purchase of Hardware and license of Software, and redistribution of Refurbished Products during the term of this Exhibit.

3.0    APPOINTMENT OF COMSTOR.

       3.1 By this Exhibit, Cisco makes, and COMSTOR accepts, the appointment of COMSTOR as an authorized, non-exclusive distributor of Refurbished Products (a) to Dealers located in the Territory, and (b) to Dealers for resale to U.S. Federal Government End Users solely as permitted in Exhibit G of the Agreement. COMSTOR agrees to use its commercially reasonable efforts to distribute Refurbished Products solely to Dealers located in the Territory. Those Dealers may resell Refurbished Products only to End Users who intend to use the Refurbished Products in the Territory.

       3.2 COMSTOR is authorized to resell only those Refurbished Products which are listed in the Wholesale Price List.

       3.3 For new Refurbished Products added to the Wholesale Price List, including products or services which become available to Cisco as a result of an acquisition by Cisco of another entity, Cisco may, at Cisco's expense, impose certification, installation, or training requirements on COMSTOR prior to allowing COMSTOR to purchase, resell, or provide support for such Refurbished Products.

       3.4 COMSTOR agrees not to solicit orders for Refurbished Products, or engage salespeople or establish warehouses or other distribution centers for the redistribution of Refurbished Products, outside the Territory, except to the extent advertising is placed in a particular advertising medium (except catalogs) which is distributed both inside and outside the Territory.

4.0 ORDERS. COMSTOR shall purchase Refurbished Products pursuant to Article III of the Agreement, titled "Purchase Orders."

5.0 PAYMENT. Prices for Refurbished Products payable by COMSTOR shall be those specified in Cisco's then current Wholesale Price List as updated from time to time by Cisco, subject to the same discount rate that applies to Products under the Agreement. All other terms specified in
       Article XIV, titled "Payment and Invoicing", shall apply to the Refurbished Products.

6.0 SOFTWARE DISTRIBUTION RIGHTS. COMSTOR shall only have the right to distribute Software in connection with Refurbished Products: (i) during the term of this Exhibit; (ii) within the Territory; and (iii) pursuant to Article V of the Agreement, titled "Proprietary Rights and Software Licensing."

7.0 RESALE OF REFURBISHED PRODUCTS. COMSTOR acknowledges that each Refurbished Product made available to COMSTOR by Cisco on the Refurbished Products Price List has been previously used. COMSTOR agrees that, in its resale of any Refurbished Product, it will:

       7.1 not remove any label or other markings provided by Cisco with such products that refer to the Refurbished Products as used or refurbished;

       7.2 at all times in its advertising, promotion, and resale of the Refurbished Products to Dealers, advertise, promote, or resell each such product as used or refurbished; and

       7.3 promptly notify Cisco in the event it becomes aware that any Dealer or any other person to which COMSTOR has sold or transferred Refurbished Products, has (a) removed any label or other markings provided by Cisco with such products that refer to the Refurbished Products as used or refurbished; or (b) advertised, promoted, or resold any Refurbished Products as new or unused.

8.0    REQUIREMENTS FOR DEALERS

       8.1 COMSTOR shall only resell Refurbished Products to Dealers authorized by Cisco.
       8.2 From time to time, Cisco may, by written notice require that COMSTOR cease accepting orders for Refurbished Products from particular Dealers for the following reasons: (a) the Dealer is promoting, advertising, or selling Refurbished Products as new or unused; (b) the Dealer is promoting, advertising, or selling Refurbished Products outside of the Territory; (c) the Dealer is a Cisco competitor; or (d) the Dealer has engaged in actions which, in Cisco's reasonable judgment, are contrary to law or to Cisco's best interests. COMSTOR agrees promptly to comply with any such written request with respect to any orders from such a Dealer which COMSTOR receives effective not more than fifteen
              (15) days following Cisco's request.

9.0    SUPPORT

       Support shall be provided in accordance with Exhibit E of the Agreement.

10.0   TERM AND TERMINATION.

       10.1 This Exhibit shall commence on the Effective Date and expire upon termination of the Agreement, provided that this Exhibit may be terminated earlier for convenience, for any reason or no reason, by either party upon thirty (30) days prior written notice to the other.

       10.2   Effect of Termination. Upon termination or expiration of this
              Exhibit:

              10.2.1 All rights and licenses of COMSTOR hereunder shall
                     terminate and COMSTOR shall immediately discontinue all representations that it is a Cisco Distributor of Refurbished Products.

              10.2.2 The due date of all monies due either party shall
                     automatically be accelerated such that they become due and payable on the effective date of termination, even if longer terms had been provided previously.

              10.2.3 COMSTOR will return to Cisco any equipment loaned by Cisco to COMSTOR for purposes of testing, training, or technical support of Refurbished Products.

              10.2.4 Article XVII, Section 17.3 of the Agreement, titled
                     "Rights and Repurchase of Products Upon Termination", shall also apply to the extent that they relate to the Refurbished Products.

              10.2.5 Termination of this Exhibit shall have no effect on the term of the Agreement.

              10.2.6 Article XXV Subsection 25,13, titled "Survival", shall apply to the extent that it relates to the Refurbished Products, and Section 7 of this Exhibit shall also survive termination or expiration of this Exhibit.

          AMENDMENT 11 TO TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

                                AMENDMENT NO. 11

This Amendment 11 ("Amendment") to the Two-Tier Nonexclusive Distributor Agreement ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Comstor, Inc., f/k/a RBR Networks, Inc., ("Comstor") a New York corporation with a place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of August 30, 2002 ("Effective Date").

WHEREAS, Cisco and Comstor have previously entered into the Agreement effective June 15, 1999; and

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1) Article 1.1, Term of Agreement, is hereby deleted and replaced with the following:

       "The term of the Agreement shall commence on the Agreement Effective Date and extend until December 31, 2002 unless extended by written agreement of both parties or sooner terminated as set forth below."

2)     All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.


Cisco Systems, Inc.                       Comstor, Inc. f/k/a RBR Networks, Inc.

By: /s/ Gregg Whitney                       By: /s/ Jeanne Raffiani
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Greg Whitney for Rick Timmins         Name: Jeanne Raffianih
      (VP WW Sales Finance)
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: Director of Finance                  Title: Vice President
      ------------------------------              ------------------------------

Date:  November 21, 2002                    Date: November 7, 2002
     -------------------------------             -------------------------------

          AMENDMENT 12 TO TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

                                AMENDMENT NO. 12

This Amendment 12 ("Amendment") to the Two-Tier Nonexclusive Distributor Agreement ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Comstor, Inc., f/k/a RBR Networks, Inc., ("Comstor") a New York corporation with a place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of the last date signed below ("Amendment Date").

WHEREAS, Cisco and Comstor have previously entered into the Agreement effective June 15, 1999; and

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1) Article 1.1, Term of Agreement, is hereby deleted and replaced with the following:

       "The term of the Agreement shall commence on the Agreement Effective Date and extend until March 31, 2003 unless extended by written agreement of both parties or sooner terminated as set forth below. If the Agreement shall have expired prior to the Amendment Date, any orders received and Products purchased between the date of expiration and the Amendment Date shall be in all respects deemed made under the Agreement as in effect prior to this Amendment."

2)     All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.


Cisco Systems, Inc.                       Comstor, Inc. f/k/a RBR Networks, Inc.

By: /s/ Rick Timmins                        By: /s/ Jeanne Raffiani
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Rick Timmins                          Name: Jeanne Raffianih
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: VP WW Sales Finance                  Title: Vice President
      ------------------------------              ------------------------------

Date:  February 12, 2003                    Date: January 21, 2003
     -------------------------------             -------------------------------

          AMENDMENT 13 TO TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

                                AMENDMENT NO. 13

This Amendment 13 ("Amendment") to the Two-Tier Nonexclusive Distributor Agreement ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Comstor, Inc., f/k/a RBR Networks, Inc., ("Comstor") a New York corporation with a place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of the last date signed below ("Amendment Date").

WHEREAS, Cisco and Comstor have previously entered into the Agreement effective June 15, 1999; and

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1) Article 1.1, Term of Agreement, is hereby deleted and replaced with the following:

       "The term of the Agreement shall commence on the Agreement Effective Date and extend until June 30, 2003 unless extended by written agreement of both parties or sooner terminated as set forth below. If the Agreement shall have expired prior to the Amendment Date, any orders received and Products purchased between the date of expiration and the Amendment Date shall be in all respects deemed made under the Agreement as in effect prior to this Amendment."

2)     All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.


Cisco Systems, Inc.                       Comstor, Inc. f/k/a RBR Networks, Inc.

By: /s/ Rick Timmins                        By: /s/ Alan Marc. Smith
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Rick Timmins                          Name: Alan Marc. Smith
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: VP WW Sales Finance                  Title: Vice President
      ------------------------------              ------------------------------

Date:  April 28, 2003                       Date: April 4, 2003
     -------------------------------             -------------------------------

                                                        Agreement No.: _________


          AMENDMENT 14 TO TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

                                AMENDMENT NO. 14

This Amendment 14 ("Amendment") to the Two-Tier Nonexclusive Distributor Agreement ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Westcon Group North America, Inc., as successor in interest to Comstor, Inc. f/k/a RBR Networks, Inc., ("Comstor") a New York corporation with a place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of the last date signed below ("Amendment Date").

WHEREAS, Cisco and Comstor have previously entered into the Agreement effective June 15, 1999; and

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1) Article 1.1, Term of Agreement, is hereby deleted and replaced with the following:

       "The term of the Agreement shall commence on the Agreement Effective Date and extend until December 31, 2003 unless extended by written agreement of both parties or sooner terminated as set forth below. If the Agreement shall have expired prior to the Amendment Date, any orders received and Products purchased between the date of expiration and the Amendment Date shall be in all respects deemed made under the Agreement as in effect prior to this Amendment."

2)     All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.


Cisco Systems, Inc.                       Westcon Group North America, Inc., as
                                          successor in interest to Comstor, Inc.
                                          f/k/a/ RBR Networks, Inc.

By: /s/ Keith Goodwin                       By: /s/ Russ Fein
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Keith Goodwin, VP                     Name: Russ Fein
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: For Rick Timmins                     Title: VP Worldwide Bus. Op.
       (VP WW Sales Finance)
      ------------------------------              ------------------------------

Date:  September 15, 2003                   Date: September 5, 2003
     -------------------------------             -------------------------------

                                                        Agreement No.: _________


          AMENDMENT 15 TO TWO-TIER NONEXCLUSIVE DISTRIBUTOR AGREEMENT

                                AMENDMENT NO. 15

This Amendment 15 ("Amendment") to the Two-Tier Nonexclusive Distributor Agreement ("Agreement") by and between Cisco Systems, Inc. ("Cisco"), a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Westcon Group North America, Inc., as successor in interest to Comstor, Inc. f/k/a RBR Networks, Inc., ("Comstor") a New York corporation with a place of business at 14116 Newbrook Drive, Chantilly, VA 22021, is effective as of the last date signed below ("Amendment Date").

WHEREAS, Cisco and Comstor have previously entered into the Agreement effective June 15, 1999, and

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1) Article 1.1, Term of Agreement, is hereby deleted and replaced with the following:

       "The term of the Agreement shall commence on the Agreement Effective Date and extend until March 31, 2004 unless extended by written agreement of both parties or sooner terminated as set forth below. If the Agreement shall have expired prior to the Amendment Date, any orders received and Products purchased between the date of expiration and the Amendment Date shall be in all respects deemed made under the Agreement as in effect prior to this Amendment."

2)     All other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.


Cisco Systems, Inc.                      Westcon Group North America, Inc., as
                                         successor in interest to Comstor, Inc.
                                         f/k/a/ RBR Networks, Inc.

By: /s/ Rick Timmins                        By: /s/ Alan Marc. Smith
   ---------------------------------           ---------------------------------
     (Authorized Signature)                    (Authorized Signature)

Name: Rick Timmins                          Name: Alan Marc. Smith
     -------------------------------             -------------------------------
         Type/Print                                Type/Print

Title: VP WW Sales Finance                  Title: President
      ------------------------------              ------------------------------

Date:  January 27, 2004                     Date: January 16, 2004
     -------------------------------             -------------------------------




                                                                    Page 1 of 1